Registration No. 2-89972

Registration No. 811-3989

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 32	☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 12	☒

(Check appropriate box or boxes.)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

(Exact Name of Registrant)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(Name of Depositor)

720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code 414-271-1444

ROBERT J. BERDAN, Vice President, General Counsel and Secretary

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copy to:

Michael J. Mazza, Counsel

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

414-665-2052

Approximate Date of Proposed Public Offering Continuous

It is proposed that this filing will become effective (check appropriate space)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on (DATE) pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☒	on May 1, 2006 pursuant to paragraph (a)(1) of Rule 485

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

May 1, 2006

VARIABLE

Whole Life Extra Ordinary Life Single Premium Life Prospectuses Variable Life Northwestern Mutual Series Fund, Inc. Fidelity® VIP Mid Cap Portfolio Russell Investment Funds www.northwesternmutual.com

The Northwestern Mutual Life Insurance Company

90-1898 (REV 0506)

Prospectus

May 1, 2006

Variable Life

Whole Life

Extra Ordinary Life

Single Premium Life

Issued by The Northwestern Mutual Life Insurance Company

and Northwestern Mutual Variable Life Account

You may choose to invest your Net Premiums in up to six divisions at any time, each of which invests in one of the corresponding portfolios/funds listed below:

Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock Portfolio	Large Cap Core Stock Portfolio
T. Rowe Price Small Cap Value Portfolio	Capital Guardian Domestic Equity Portfolio
Aggressive Growth Stock Portfolio	T. Rowe Price Equity Income Portfolio
International Growth Portfolio	Index 500 Stock Portfolio
Franklin Templeton International Equity Portfolio	Asset Allocation Portfolio
AllianceBernstein Mid Cap Value Portfolio	Balanced Portfolio
Index 400 Stock Portfolio	High Yield Bond Portfolio
Janus Capital Appreciation Portfolio	Select Bond Portfolio
Growth Stock Portfolio	Money Market Portfolio

Fidelity® Variable Insurance Products Fund III
Mid Cap Portfolio

Russell Investment Funds
Multi-Style Equity Fund	Core Bond Fund
Aggressive Equity Fund	Real Estate Securities Fund
Non-U.S. Fund

Please note that the Policies and the portfolios/funds are not guaranteed to achieve their goals and are not federally insured. The Policies and the portfolios/funds have not been endorsed by any bank or government agency and are subject to risks, including loss of the principal amount invested.

Please read carefully this prospectus and the accompanying

prospectuses for the corresponding portfolios/funds and

keep them for future reference. These prospectuses

provide information that you should know before

investing in the Policies.

You should rely only on the information contained in these prospectuses.

No person is authorized to make any representation in connection with the offering of the Policies other than those contained in these prospectuses.

The Securities and Exchange Commission has not approved or disapproved the Policies or determined that this prospectus is accurate or complete.

It is a criminal offense to state otherwise.

We no longer issue the three Policies described in this prospectus. The variable life policies we presently offer are described in separate prospectuses.

Contents for this Prospectus

PROSPECTUS

Variable Life

•	Whole Life
•	Extra Ordinary Life
•	Single Premium Life

Summary of Benefits and Risks

The following summary identifies some of the benefits and risks of the three Policies described in this prospectus. It omits important information which is included elsewhere in this prospectus, in the attached mutual fund prospectuses, and in the terms of the Policies.

Benefits of the Policies

Death Benefit    The primary benefit of each Policy is the life insurance protection that it provides. For each Policy the death benefit includes a guaranteed amount which will not be reduced during the lifetime of the insured so long as you pay premiums when they are due and no Policy debt is outstanding. The remainder of the death benefit is the variable insurance amount which fluctuates in response to actual investment results and is not guaranteed. The Extra Ordinary Life Policy also provides some term insurance during the early Policy years. The death benefit is increased by the amount of any paid-up additions which you have purchased with any dividends that we pay, except that for Extra Ordinary Life Policies, variable insurance amount and paid-up additions will first be used to replace term insurance before increasing the death benefit. The relationships among the guaranteed and variable amounts and any paid-up additions and term insurance depend on the design of the particular Policy.

Access to Your Values    You may surrender your Policy for the Cash Value at any time during the lifetime of the insured. We will permit a death benefit reduction so long as the Policy that remains meets our regular size requirements. You may borrow up to 90% of your Policy’s Cash Value using the Policy as security.

Flexibility    You may direct the allocation of your premiums and apportion the Account assets supporting your Policy among the 24 divisions of the Account, using as many as six divisions at any time. Subject to certain limits, you may transfer accumulated amounts from one division to another as often as four times in a Policy year.

Optional Benefits    Owners of Whole Life and Extra Ordinary Life Policies may select two optional benefits for purchase under the Policies; a Waiver of Premium Benefit and an Additional Purchase Benefit. These optional benefits may not be available in all states.

Right to Return Policy    You may return the Policy for a refund within 45 days after you sign the application for insurance, or within 10 days (or later where required by state law) after you receive the Policy. The amount of your refund will depend on state law.

Payment Plan Options    There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. More detailed information concerning these payment plan options is available upon request from our Income Benefits Department at 1-866-269-2950.

Tax Benefits    You are generally not taxed on your Policy’s investment gains until you surrender the Policy.

Risks of the Policies

Investment Risk    Your Policy allows you to participate in the investment experience of the Account divisions you select. You bear the corresponding investment risks. You will be subject to the risk that the investment performance of the divisions will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Cash Value will decrease. You could lose everything you invest. You may find a comprehensive discussion of these risks in the attached mutual fund prospectuses. You will also be subject to the risk that the investment performance of the divisions you choose may be less favorable than that of other divisions, and in order to keep the Extra Life Protection of an Extra Ordinary Life Policy from decreasing, you may be required to pay more premiums than originally planned.

Policy for Long-Term Protection    Your Policy is designed to serve your need for long-term life insurance protection. It is not a suitable investment for short-term goals. We have not designed the Policies for frequent trading.

Policy Lapse    Your Whole Life or Extra Ordinary Life Policy will lapse unless you pay the premiums when they are due, unless the Policy is continued as extended term insurance or a reduced amount of paid-up insurance.

Policy Loan Risks    A loan, whether or not repaid, will affect your Cash Value over time because the amounts borrowed do

Variable Life Prospectus

not participate in the investment performance of the divisions. The effect may be either favorable or unfavorable, depending on whether the earnings rate credited to the loan amount is higher or lower than the investment performance of the unborrowed amounts left in the divisions of the Account. The death benefit is reduced by the amount of any Policy debt outstanding. If you surrender the Policy or allow it to lapse while Policy debt is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly.

Limitations on Access to Your Values    A death benefit reduction of your Policy will reduce the death benefit. The Policies include no provision for withdrawal of the Cash Value. For the Single Premium Life Policy we will deduct a surrender charge if you request a surrender of your Policy during the first 10 Policy years.

Adverse Tax Consequences    Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this prospectus. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a modified endowment contract if the cumulative premium you pay exceeds a defined limit; surrenders and loans under the Policy will then be taxable as ordinary income to the extent there are earnings in the Policy, and a 10% penalty will apply to these distributions. Excessive Policy loans could cause a Policy to terminate with little if any value with which to pay the liability. (See “Tax Treatment of Policy Benefits.”)

Risk of an Increase in Current Fees and Expenses    Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Extra Life Protection of an Extra Ordinary Life Policy from decreasing.

Variable Life Prospectus

Fee and Expense Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Policy. For a more detailed description, see “Deductions and Charges,” “Deductions from Premiums for Whole Life and Extra Ordinary Life Policies” and “Deductions for Single Premium Life Policies.”

Transaction Fees

This table describes the fees and expenses you will pay when you pay premiums, surrender the Policy or transfer amounts between the Account divisions.

	Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Whole Life and Extra Ordinary Life Policies	Premium Taxes	When you pay premiums	2% of the basic premium	2% of the basic premium
	Sales Load	When you pay premiums	Year 1: 30% of basic premium Years 2-4: 10% of basic premium Years 5-on: Not more than 7% of basic premium	Same as the current amount
	Charge for Issuance Expenses	When you pay premiums—first Policy year only	Not more than $5 for each $1,000 of insurance	Same as the current amount
Single Premium Life Policy	Administrative Charge	When we issue the Policy	$150	$150
	Surrender Charge	When you surrender the Policy during the first ten Policy years	Not more than 9% of the premium paid for the Policy	Same as the current amount
All Policies	Fee for Transfer of Assets	When you transfer assets among the Account divisions	Currently waived	The fee will not exceed our administrative costs.
Whole Life and Extra Ordinary Life Policies	Extra Premium for Insureds Who Do Not Qualify as Select Risks	When you pay premiums	The amount depends on the risk classification	Same as current amount

Periodic Charges Other than Portfolio Operating Expenses

This table describes the fees and expenses, other than operating expenses for the Portfolios, that you will pay periodically during the time that you own the Policy.

	Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Whole Life and Extra Ordinary Life Policies	Charge for Administrative Costs	Annually, on the Policy anniversary	$35	$35
	Charge for Death Benefit Guarantee	Annually, on the Policy anniversary	1 1/2% of the basic premium	1 1/2% of the basic premium
Extra Ordinary Life Policy	Charge for Dividends	Annually, on the Policy anniversary	Maximum: 17% of the gross annual premium(a)	Same as current amount
	Extra Premium for Extra Life Protection (after the expiry of the guaranteed period)	Annually, after the expiry of the guaranteed period, on the Policy anniversary(b)

Minimum: $1.93 per $1,000 of term insurance(c) (attained age 52 female select)

Maximum: $283.64 per $1,000 of term insurance(c) (attained age 99 male standard)

Representative: $5.11 per $1,000 of term insurance(c) (attained age 62 male select)

Minimum: $6.27 per $1,000 of term insurance, without the current dividend Maximum: $1,000 per $1,000 of term insurance, without the current dividend
All Policies	Charge for Mortality and Expense Risks	Daily	Annual rate of .50% of the Account assets	Annual rate of .50% of the Account Assets
	Charge for Federal Income Taxes	Daily	Annual rate of .05% of the Account assets	A rate which reflects that portion of our actual tax expenses which is fairly allocable to the Policies
	Cost of Insurance	Calculated at least annually on the Policy anniversary	Minimum: $0.69 per $1,000 of net amount at risk(d) Maximum: $1,000 per $1,000 of net amount at risk(d) Representative: $2.11 per $1,000 of net amount at risk (attained age 35 male)	Same as current amount, without the current dividend
	Charge for Mortality and Expense Risks and Expenses for Loans	Daily	Annual rate of .85% of the borrowed amount(e)	No maximum specified

(a)	The charge for dividends is approximately 7% to 17% of the gross annual premium.
(b)	After the guaranteed period expires, if the sum of positive variable insurance amount plus the paid-up additions is less than the initial amount of Extra Life Protection, we may reduce the amount of term insurance for the Policy year. The amount deducted is an extra amount of premium you may choose to pay in order to keep the initial amount of insurance in force. Your right to continue to purchase term insurance on this basis will terminate as of the first Policy anniversary when you fail to pay the additional premium when due.
(c)	Reduced by the estimated year-end dividend.
(d)	The Policies include no provisions for explicit deductions or charges for the cost of insurance, but this cost is reflected in the table of Cash Values at the front of the Policy and in the table of net single premiums we use to determine the variable insurance amount. The variable insurance amount is used to calculate both the death benefit and the Cash Value. The cost of insurance is based on the insured’s attained age, the 1980 CSO Mortality Table and the net insurance amount at risk. The amount you pay for the cost of insurance is effectively reduced by the dividends we currently pay on your policy. You may ask your Northwestern Mutual Network Representative for the current dividend amount. Future dividends are not guaranteed. (See “Annual Dividends”.)
(e)	The charge is applied to the Policy debt. We add unpaid interest to the amount of the loan. Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 8% or an alternative variable rate based on a bond yield index. The amount of the Policy loan will be transferred from the Account divisions to our general account and credited on a daily basis with an annual earnings rate equal to the Policy loan interest rate less the charge shown.

Variable Life Prospectus

Range of Total Annual Portfolio Operating Expenses

The table below shows the minimum and maximum total operating expenses (including investment advisory fees, distribution (12b-1) fees, and other expenses) of the Portfolios of the underlying Funds that you may pay periodically during the time that you own the Contract. The first line of the table lists expenses that do not reflect fee waivers or expense limits and reimbursements. The information is based on operations for the year ended December 31, 2005. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average underlying Fund assets)*	0.20%	1.26%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement**	0.20%	1.15%

*	For certain Portfolios, certain expenses were reimbursed or fees waived during 2005. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio operating expenses would have ranged from a minimum of 0.20% to a maximum of 1.12%.
**	The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by any of the Portfolios that have contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue for at least one year from the date of the prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

Variable Life Prospectus

Northwestern Mutual

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual exceed $132 billion. Northwestern Mutual sells life and disability income insurance policies and annuity contracts through its own field force. Our Home Office is at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

“Northwestern Mutual,” “we,” “us” and “our” in this prospectus mean The Northwestern Mutual Life Insurance Company.

The Account

We established Northwestern Mutual Variable Life Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. Under Wisconsin law the income, gains and losses, realized or unrealized, of the Account are credited to or charged against the assets of the Account without regard to our other income, gains or losses.

Northwestern Mutual is obligated to pay all amounts promised to Policy Owners, subject to the terms and conditions of the Policies. Furthermore, the portion of Account assets equal to policy reserves and liabilities will not be used to pay any liabilities of Northwestern Mutual, other than those arising from variable life insurance policies, although Northwestern Mutual does reserve the right to transfer Account assets in excess of this amount out of the Account. Amounts that we might transfer from the Account include payments of periodic charges to the Company such as those shown in the Fee and Expense Tables and such other amounts as permitted by applicable law.

The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of management or investment practices or policies. The Account has twenty-four divisions. All of the assets of each division are invested in shares of a corresponding Portfolio of one of the three Funds described below

The Funds

Each of Northwestern Mutual Series Fund, Inc, Fidelity® Variable Insurance Products Fund III, and the Russell Investment Funds is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end management investment company (“Funds”). The Account buys shares of the series of the Funds identified below (“Portfolios”) at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Policy may change from time to time, and not all Portfolios in which assets of the Account are invested may be available under your Policy.

The investment objectives and types of investments for each Portfolio are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses for each of the Portfolios described below, see the attached prospectuses. Read the prospectuses carefully before you invest.

Northwestern Mutual Series Fund, Inc.

The investment adviser for the Northwestern Mutual Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Fund. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., Alliance Capital Management L.P. and Janus Capital Management LLC under investment sub-advisory agreements to provide investment advice to the Portfolios bearing their names or derivatives thereof.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Small Cap Growth Stock Portfolio	Long-term growth of capital

T. Rowe Price Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.

Aggressive Growth Stock Portfolio	Long-term growth of capital

International Growth Portfolio	Long-term growth of capital

Franklin Templeton International Equity Portfolio	Long-term growth of capital	Templeton Investment Counsel, LLC

AllianceBernstein Mid Cap Value Portfolio	Long-term growth of capital; current income is a secondary objective	Alliance Capital Management L.P.

Index 400 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s MidCap 400® Index

Janus Capital Appreciation Portfolio	Long-term growth of capital	Janus Capital Management LLC

Growth Stock Portfolio	Long-term growth of capital

Large Cap Core Stock Portfolio	Long-term growth of capital and income

Capital Guardian Domestic Equity Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company

T. Rowe Price Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.

Variable Life Prospectus

Portfolio	Investment Objective	Sub-adviser (if applicable)

Index 500 Stock Portfolio	Investment results that approximate the performance of the S&P 500® Index

Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk

Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk

High Yield Bond Portfolio	High current income and capital appreciation

Select Bond Portfolio	To realize as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital

Money Market Portfolio	Maximum current income consistent with liquidity and stability of capital*

*	Although the Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.

Fidelity® Variable Insurance Products Fund III

The Fidelity® VIP Mid Cap Portfolio is a series of Variable Insurance Products Fund III. The Account buys Service Class 2 shares of the Fidelity® VIP Mid Cap Portfolio, the investment adviser for which is the Fidelity Management & Research Company.

Portfolio	Investment Objective
VIP Mid Cap Portfolio	Long-term growth of capital

Russell Investment Funds

The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of Russell, Frank Russell Investment Management Company (“FRIMCo”). FRIMCo also advises, operates, and administers the Russell Investment Funds. Russell is our majority-owned subsidiary. Effective on or about July 1, 2006, FRIMCo is expected to change its name to Russell Investment Management Company.

Portfolio	Investment Objective
Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and the preservation of capital
Real Estate Securities Fund	Current income and long-term growth of capital

We receive compensation from certain investment advisers and/or administrators (and/or affiliates thereof) of the Funds in connection with administrative and record-keeping services we provide to the Funds. Such compensation may range up to 0.10% and is based on the assets of the particular Portfolios attributable to the Contract. Some advisers or administrators may pay us more than others. Northwestern Mutual Investment Services, LLC, our wholly owned broker-dealer, also receives 12b-1 fees deducted from certain Funds’ Portfolio assets and additional payments from the Funds’ distributors or their affiliates for providing certain distribution-related services for those Portfolios. For additional information see the prospectuses of the underlying Funds.

Information About the Policies

As of the date of this prospectus, we are no longer offering the Policies for sale.

Premiums

For Whole Life Policies and Extra Ordinary Life Policies, premiums are level, fixed and payable in advance during the insured’s lifetime on a monthly, quarterly, semiannual or annual basis. You may change the premium frequency. The change will be effective when we accept the premium on the new frequency. The amount of the premium depends on the amount of insurance for which the Policy was issued and the insured’s age and risk classification. The amount of the premium also reflects the sex of the insured except where state or federal law requires that premiums and other charges and values be determined without regard to sex. We send a notice to the owner of a Policy not less than two weeks before each premium is due. If you select the monthly premium frequency, we may require that you make premium payments through an automatic payment plan arranged with your bank.

Premiums you pay other than on an annual basis are increased to (1) reflect the time value of money, based on a 12% interest rate, and (2) cover the administrative costs to process the additional premium payments. You may obtain information about annual percentage rate (APR) calculations for premiums paid other than annually from your Northwestern Mutual Network Representative. The APR calculation is also available through www.nmfn.com.

Variable Life Prospectus

Whole Life Policy    The following table for Whole Life Policies shows representative premiums for male select, standard plus, and standard risks for various face amounts of insurance.

Age at Issue	Face Amount	Annual Premium	Monthly Premium	Annual Sum of Monthly Premiums	Excess of 12 Monthly Premiums Over Annual Premium
	SELECT
15	$50,000	$382.50	$33.60	$403.20	$20.70
35	100,000	1,536.00	135.10	1,621.20	85.20
55	100,000	3,766.00	331.10	3,973.20	207.20
	STANDARD PLUS
15	$50,000	$406.00	$35.60	$427.20	$21.20
35	100,000	1,683.00	148.10	1,777.20	94.20
55	100,000	4,125.00	363.10	4,357.20	232.20
	STANDARD
15	$50,000	$491.50	$43.10	$517.20	$25.70
35	100,000	1,912.00	168.10	2,017.20	105.20
55	100,000	4,587.00	404.10	4,849.20	262.20

Extra Ordinary Life Policy    The following table for Extra Ordinary Life Policies shows representative annual premiums for male select standard plus and standard risks for various amounts of insurance. The amounts of insurance shown in the table are the total amounts in effect when the Extra Ordinary Life Policy is issued, including both the Minimum Death Benefit which we guarantee for the lifetime of the insured and the Extra Life Protection which we guarantee for a shorter period. (See “Death Benefit” and “Extra Ordinary Life Policy.”)

Age at Issue	Face Amount	Annual Premium	Monthly Premium	Annual Sum of Monthly Payments	Excess of 12 Monthly Premiums Over Annual Premium
	SELECT
15	$50,000	$261.50	$23.10	$277.20	$15.70
35	100,000	1,014.00	89.10	1,069.20	55.20
55	100,000	2,612.00	230.10	2,761.20	149.20
	STANDARD PLUS
15	$50,000	$285.00	$25.10	$301.20	$16.20
35	100,000	1,161.00	102.10	1,225.20	64.20
55	100,000	2,971.00	261.10	3,133.20	162.20
	STANDARD
15	$50,000	$357.50	$31.60	$379.20	$21.70
35	100,000	1,377.00	121.10	1,453.20	76.20
55	100,000	3,425.00	301.10	3,613.20	188.20

Single Premium Life Policy    The Single Premium Life Policy was available only for applicants who met select or standard plus underwriting criteria as we determined. The premiums for these Policies are the same for both select and standard plus risks, but we expect that the dividends will be lower for Policies issued to insureds in the standard plus classification.

The following table for Single Premium Life Policies shows representative gross single premiums for male select and standard plus risks for various face amounts of insurance:

Age at Issue	Face Amount of Insurance	Gross Single Premium
15	$10,000	$1,498.40
35	25,000	6,443.25
55	50,000	23,502.00

Variable Life Prospectus

Grace Period

For the Whole Life and Extra Ordinary Life Policies there is a grace period of 31 days for any premium that is not paid when due. The Policy remains in force during this period. If you do not pay the premium within the grace period the Policy will terminate as of the date when the premium was due and will no longer be in force, unless it is continued as extended term or paid-up insurance. (See “Extended Term and Paid-Up Insurance.”) If you surrender a Policy, we will pay its Cash Value. (See “Cash Value.”) If the insured dies during the grace period we will deduct any overdue premium from the proceeds of the Policy. If the insured dies after payment of the premium for the period which includes the date of death, we will refund the portion of the premium for the remainder of that period as part of the Policy proceeds.

Allocations to the Account

We place the net annual premium for a Whole Life Policy or an Extra Ordinary Life Policy in the Account on the Policy date and on the Policy anniversary each year. The net annual premium is the annual premium less the deductions described below.

You determine how the net annual premium for a Whole Life or an Extra Ordinary Life Policy is apportioned among the divisions of the Account. If you direct any portion of a premium to a division, the division must receive at least 10% of that premium. You may change the apportionment for future premiums by written request at any time, but the change will be effective only when we place the net annual premium in the Account on the next Policy anniversary, even if you are paying premiums other than on an annual basis. Eligible Owners may also submit allocation requests via Northwestern Mutual Express (1-800-519-4665) or via our website at nmfn.com.

For a Single Premium Policy we place the entire single premium, less an administrative charge of $150, in the Account on the Policy date and we apportion the amount among the divisions of the Account as you determine.

You may apportion the Account assets supporting your Policy among as many as six divisions of the Account at any time.

Transfers Between Divisions

You may transfer accumulated amounts from one division of the Account to another. You may request the transfer in writing, via Northwestern Mutual Express (1-800-519-4665) or via our website at nmfn.com. If we receive your request for transfer on or before the close of trading on the New York Stock Exchange, your request will receive same-day pricing.

Short Term and Excessive Trading    Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Policy Owners and other persons who may have material rights under the Policy (e.g., Beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Policy Owners. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among divisions under a single Policy during a Policy year. Further, an investor who is identified as having made a transfer in and out of the same division (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next Policy anniversary date, and sent a letter informing him or her of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An investor who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a division will be sent a warning letter after the first such round trip transfer and will be restricted from making additional transfers until the next Policy anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, interest sweeps, or to initial allocations or changes in allocations.

These policies and procedures may change from time to time in our sole discretion without notice; provided, however, Policy Owners would be given advance, written notice if the policies and procedures were revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies and procedures may provide for the imposition of a redemption fee and may require us to provide transaction information to the Fund.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you

Variable Life Prospectus

may be asked to stop such activities, and future investments, allocations or transfers by you may be rejected without notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Policy Owners.

Deductions and Charges

The net premiums we place in the Account for Whole Life, Extra Ordinary Life and Single Premium Life Policies are the gross premiums after the deductions described in the next two sections below. The net premiums for Whole Life and Extra Ordinary Life Policies exclude any extra premium we charge for insureds who do not qualify as select risks and the extra premium for any optional benefits. We make a charge for mortality and expense risks against the assets of the Account. There is also a charge for taxes. (See “Charges Against the Account Assets.”) In addition, the funds in which the Account assets are invested pay an investment advisory fee and certain other expenses. (See “Fee and Expense Tables—Total Annual Portfolio Operating Expenses” and the attached Fund prospectuses.)

Deductions from Premiums for Whole Life and Extra Ordinary Life Policies

The deductions described in this section are for Whole Life and Extra Ordinary Life Policies only. The deductions for Single Premium Life Policies are described under the next caption below.

For the first Policy year there is a one-time deduction of not more than $5 for each $1,000 of insurance, based on the face amount for Whole Life or the Minimum Death Benefit stated in the Policy for Extra Ordinary Life. This is for the costs of processing applications, medical examinations, determining insurability and establishing records.

There is an annual deduction of $35 for administrative costs to maintain the Policy. Expenses include costs of premium billing and collection, processing claims, keeping records and communicating with Policy Owners.

There is a deduction each year for sales costs. This amount may be considered a “sales load”. The deduction will be not more than 30% of the basic premium (as defined below) for the first Policy year, not more than 10% for each of the next three years and not more than 7% each year thereafter. The basic premium for a Policy is the gross premium which would be payable if you paid the premium annually, less the annual deduction of $35 for administrative costs. The basic premium is based on the cost of insurance for insureds who qualify as select risks and does not include any extra premium amounts for insureds whom we place in other risk classifications. The basic premium does not include the extra premium for any optional benefits. For an Extra Ordinary Life Policy, the basic premium does not include any extra premium for the Extra Life Protection; the amount of term insurance included in the Extra Life Protection affects the dividends payable on the Extra Ordinary Life Policies.

The amount of the deduction for sales costs for any Policy year is not specifically related to sales costs we incur for that year. We expect to recover our total sales expenses from the amounts we deduct for sales costs over the period while the Policies are in force. To the extent that sales expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the charge against the assets of the Account for the mortality and expense risks we assume. (See “Charges Against the Account Assets.”) To the extent that the amounts deducted for sales costs exceed the amounts needed, we will realize a gain.

We make a deduction equal to 2% of each basic premium for state premium taxes. Premium taxes vary from state to state and currently range from .0% to 3.5% of life insurance premiums. The 2% rate is an average.

We guarantee that the death benefit, before adjustments, for a Whole Life Policy will never be less than the face amount of the Policy, regardless of the investment experience of the Account. For an Extra Ordinary Life Policy, we guarantee that the death benefit, before adjustments, will never be less than the Minimum Death Benefit stated in the Policy. For both Policies, there is a deduction of 1-1/2% from each basic premium to compensate us for the risk that the insured may die at a point in time when the death benefit that would ordinarily be paid is less than this guaranteed minimum amount.

For an Extra Ordinary Life Policy there is a deduction for dividends to be paid or credited in accordance with the dividend scale in effect on the issue date of the Policy. This deduction will vary by age of the insured and duration of the Policy, and we expect it to be in the range of approximately 7-17% of the gross annual premium.

The following tables illustrate the amount of net annual premium, for select and standard risks, to be placed in the Account at the beginning of each Policy year after the deductions described above:

Whole Life

Beginning of Policy Year	Male Age 35 - Select Risk Annual Premium
	$500	$1,000	$5,000
1	$154.28	$320.16	$1,647.28
2 through 4	402.11	834.48	4,293.51
5 and later	416.05	863.41	4,442.36

Beginning of Policy Year	Male Age 35 - Standard Risk Annual Premium
	$500	$1,000	$5,000
1	$123.37	$256.03	$1,317.30
2 through 4	321.57	667.33	3,433.44
5 and later	332.71	690.46	3,552.48

Variable Life Prospectus

Extra Ordinary Life

Beginning of Policy Year	Male Age 35 - Select Risk Annual Premium
	$500	$1,000	$5,000
1	$134.23	$278.56	$1,433.21
2 through 4	369.62	767.07	3,946.64
5 and later	383.58	796.05	4,095.74

Beginning of Policy Year	Male Age 35 - Standard Risk Annual Premium
	$500	$1,000	$5,000
1	$97.92	$203.21	$1,045.54
2 through 4	269.65	559.59	2,879.11
5 and later	279.83	580.73	2,987.88

Deductions for Single Premium Life Policies

For a Single Premium Life Policy the only deduction from the single premium is an administrative charge of $150. The administrative costs for issuing and maintaining a Single Premium Life Policy are similar to those we incur with a Whole Life Policy or an Extra Ordinary Life Policy, except for the costs of premium billing and collection. (See “Deductions from Premiums for Whole Life and Extra Ordinary Life Policies.”) We place the entire premium for a Single Premium Life Policy, after this deduction of $150, in the Account when we issue the Policy without any of the other deductions which apply to premiums for Whole Life and Extra Ordinary Life Policies. There is no annual fee for a Single Premium Life Policy.

For a Single Premium Life Policy during the first ten Policy years, the Cash Value payable on surrender of the Policy is reduced by a deduction for sales costs. The deduction during the first Policy year is not more than 9% of the Policy’s tabular Cash Value. (See “Cash Value.”) The deduction decreases over time until it is eliminated at the end of the tenth Policy year. We intend the deduction to recover the costs we incur in distributing Single Premium Life Policies which are surrendered in their early years. The deduction will never be more than 9% of the single premium paid for the Policy, excluding the administrative charge of $150.

The following table illustrates the schedule for the decreasing deduction for sales costs for a policy surrendered at the end of each of the first ten Policy years. The illustration is for a Single Premium Life Policy, male age 35. The schedule varies slightly by age and sex and amount of insurance.

Policy Year End When Policy Is Surrendered	Deduction as % of Tabular Cash Value
1	7.9%
2	7.1
3	6.3
4	5.4
5	4.6
6	3.7
7	2.8
8	1.9
9	0.9
10 and subsequent years	0

Since the maximum Policy loan limit for a Single Premium Life Policy is based on the Cash Value payable on surrender, the amount you may borrow during the first ten years is reduced to reflect the deduction for sales costs which we would make if you surrendered the Policy on the date of the Policy loan. (See “Policy Loans.”)

Charges Against the Account Assets

There is a daily charge to the Account for the mortality and expense risks we assume. The charge is at the annual rate of .50% of the assets of the Account. The mortality risk is that insureds may not live as long as we estimated. The expense risk is that expenses of issuing and administering the Policies may exceed the costs we estimated. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies. The actual mortality and expense experience under the Policies will be the basis for determining dividends. (See “Annual Dividends.”)

The Policies provide that we may make a charge for taxes against the assets of the Account. Currently, we are making a daily charge for federal income taxes we incur at the annual rate of .05% of the assets of the Account. We may increase, decrease or eliminate the charge for taxes in the future. In no event will the charge for taxes exceed that portion of our actual tax expenses which is fairly allocable to the Policies.

The Portfolios in which the assets that support your Policy are invested also bear expenses which reduce the investment rate of return. (See “Fee and Expense Tables—Range of Total Annual Portfolio Operating Expenses” and attached mutual fund prospectuses.)

Guarantee of Premiums, Deductions and Charges

We guarantee that the premiums, the amounts we deduct from premiums, and the charge for mortality and expense risks will not increase over time. These amounts will not increase regardless of future changes in longevity or increases in expenses. The Extra Ordinary Life Policy provides an opportunity to pay an additional amount of premium after the guaranteed period for the Extra Life Protection has expired if the Total Death Benefit would otherwise fall below the initial amount of insurance. (See “Extra Ordinary Life Policy.”)

We accept premium payment by various means, including check and electronic funds transfer (EFT). If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide information about you and your account to government regulators.

Death Benefit

Death benefits will be paid under the payment plan that takes effect on the date of death of the insured. Available payment plans include an Interest Income Plan, Installment Income Plans, and Life Income Plans. The Interest Income Plan, from which all or part of the proceeds may be withdrawn at any time, will be in effect if no payment plan has been elected. The Policy Owner may elect the payment plan while the

Variable Life Prospectus

insured is living or, if the insured is not the Policy Owner, during the first 60 days after the insured’s date of death. If the Policy Owner fails to elect a payment plan, a beneficiary may elect a payment plan for death benefits payable to that beneficiary. A payment plan that is elected by the Policy Owner will take effect on the date of death of the insured if it is received in our Home Office while the insured is living. In all other cases, it will take effect on the date of receipt or a later date, if requested.

The death benefit for a variable life insurance policy is, in part, a guaranteed amount which will not be reduced during the lifetime of the insured so long as you pay premiums when they are due and no policy debt is outstanding. The remainder of the death benefit is the variable insurance amount which fluctuates in response to actual investment results and is not guaranteed. The amount of any paid-up additions which you have purchased with dividends is also included in the total death benefit and, in addition, the Extra Ordinary Life Policy provides some term insurance during the early Policy years. The relationships among the guaranteed and variable amounts and any paid-up additions and term insurance depend on the design of the particular Policy. (See “Whole Life Policy and Single Premium Life Policy” and “Extra Ordinary Life Policy.”)

Variable Insurance Amount    The variable insurance amount reflects, on a cumulative basis, the investment experience of the Account divisions in which the Policy has participated. We adjust the variable insurance amount annually on each Policy anniversary. For the first Policy year the variable insurance amount is zero. For any subsequent year it may be either positive or negative. If the variable insurance amount is positive, subsequent good investment results will produce a larger variable insurance amount and therefore an increase in the death benefit. If the variable insurance amount is negative, subsequent good investment results will first have to offset the negative amount before the death benefit will increase.

In setting the premium rates for each Policy we have assumed that investment results will cause the Account assets supporting the Policy to grow at a net annual rate of 4%. If the assets grow at a net rate of exactly 4% for a Policy year, the variable insurance amount will neither increase nor decrease on the following anniversary. If the net rate of growth exceeds 4%, the variable insurance amount will increase. If it is less than 4%, the variable insurance amount will decrease.

The method for calculating the changes in the death benefit is described in the Policy. The Policy includes a table of net single premiums used to convert the investment results for a Policy into increases or decreases in the variable insurance amount. The insurance rates in the table depend on the sex and the attained age of the insured for each Policy year. For a Whole Life Policy, the changes in the death benefit will be smaller for a Policy issued with a higher premium for extra mortality risk. The net single premium for a particular variable insurance amount is the price for that amount of paid-up whole life insurance based on the insured’s age on the Policy anniversary.

Because the variable insurance amount is adjusted only on the Policy anniversary, we bear the risk that the insured may die before the next anniversary after an interim period of adverse investment experience. If investment experience during the interim period is favorable, you will forego the benefit and we will realize a gain, unless the insured survives to the next Policy anniversary. However, if on the date of death of the insured the value of the Policy, considered as a net single premium, would buy more death benefit than the amount otherwise determined under the Policy, we will pay this increased death benefit.

The cost of life insurance increases with the advancing age of the insured, and therefore a larger dollar amount of investment earnings is required to produce the same increase in the death benefit in the later Policy years. In general, however, the effect of investment results on the death benefit will tend to be greater in the later Policy years because the amount of assets invested for the Policy will tend to increase as the Policy remains in force.

The cost of providing insurance protection under a Policy is reflected in the Cash Value of the Policy. (See “Cash Value.”) The cost is actuarially computed for each Policy each year, based on the insured’s attained age, the 1980 Commissioners Standard Ordinary Mortality Table and the net insurance amount at risk under the Policy. The net insurance amount at risk is the total death benefit for the Policy minus the Cash Value plus any Policy debt. The cost of insurance differs each year because the probability of death increases as the insured advances in age and the net insurance amount at risk decreases or increases from year to year depending on investment experience. The cost assumes that all insureds are in the select underwriting risk classification. The differences in the mortality rates of the various underwriting classifications are reflected in the different premiums (or different dividend scales) for those underwriting classifications. The cost of insurance is based on the mortality table identified above and we guarantee it for the life of a Policy regardless of any future changes in mortality experience.

Whole Life Policy and Single Premium Life Policy    For a Whole Life Policy or a Single Premium Life Policy the death benefit is the face amount of the Policy plus any positive variable insurance amount in force. We adjust the death benefit on each Policy anniversary when we determine the variable insurance amount for the following year. The total death benefit also includes the amount of insurance provided by any paid-up additions which you have purchased with dividends and is reduced by the amount of any Policy debt outstanding. The death benefit for a Whole Life Policy will not be less than the face amount so long as you pay premiums when they are due and no Policy debt is outstanding. For a Single Premium Life Policy the death benefit will not be less than the face amount so long as no Policy debt is outstanding.

Paid-up additions you have purchased with dividends are not counted for purposes of the guarantee that the death benefit of a Whole Life Policy or a Single Premium Life Policy will never be less than the face amount of the Policy. If the variable insurance amount is negative, the total death benefit

Variable Life Prospectus

will be the guaranteed face amount plus the amount of insurance provided by any paid-up additions less any Policy debt. Paid-up additions are amounts of permanent insurance, paid for with dividends and added to a basic life insurance policy, for which the premium for the entire lifetime of the insured has been paid. Paid-up additions have cash surrender value and loan value.

Extra Ordinary Life Policy    The Total Death Benefit for an Extra Ordinary Life Policy is the sum of the Minimum Death Benefit plus the amount of Extra Life Protection in force, reduced by the amount of any Policy debt outstanding. The Minimum Death Benefit is 60% of the total amount of insurance for which the Policy is issued. We guarantee the Minimum Death Benefit for the lifetime of the insured so long as you pay premiums when they are due and no Policy debt is outstanding. The amount of Extra Life Protection is initially 40% of the total amount of insurance. It may increase but it will not decrease during the guaranteed period, so long as you pay premiums when they are due, no Policy debt is outstanding, all dividends are applied to purchase paid-up additions and no paid-up additions are surrendered for their Cash Value.

Extra Life Protection consists of one year term insurance, positive variable insurance amount and paid-up additions which have been purchased with dividends. Term insurance is life insurance which pays a death benefit only if the insured dies during the term for which the insurance has been purchased. Term insurance is ordinarily purchased on an annual basis at a cost which rises with the increasing age of the insured. It has no cash surrender value or loan value. The variable insurance amount and paid-up additions have been described; see “Variable Insurance Amount” and “Whole Life Policy and Single Premium Life Policy.”

Initially the entire amount of Extra Life Protection is one year term insurance. As the Policy remains in force one year term insurance is reduced by any positive variable insurance amount and paid-up additions, so that the term insurance is reduced to the amount that will maintain the Total Death Benefit at the amount for which the Policy was issued. The term insurance is eliminated at any time when the sum of positive variable insurance amount plus the paid-up additions equals or exceeds the initial amount of Extra Life Protection.

We guarantee that the amount of Extra Life Protection will not be reduced during the guaranteed period, regardless of the Account’s investment experience or the amount of any dividends paid on the Policy, so long as you pay premiums when they are due, no Policy debt is outstanding, all dividends are applied to purchase paid-up additions and no paid-up additions are surrendered for their Cash Value. The length of the guaranteed period depends on the age of the insured when we issued the Policy, and ranges from 37 years at age 15 to 7 years at age 75. At age 35 the guaranteed period is 27 years. The length of the guaranteed period is set forth in your Policy.

For an insured age 40 or younger, the sum of positive variable insurance amount plus paid-up additions will exceed the initial amount of Extra Life Protection at or before the end of the guaranteed period if the mutual fund assets which support the Policy produce a gross investment rate of return of 8% or better and dividends are at least equal to those we are paying on the current dividend scale. However, neither the actual investment results nor the dividends to be paid on the Policy are guaranteed. You may request an in force illustration to illustrate the effect of various future rates of return on the amount of Extra Life Protection.

After the guaranteed period expires, if the sum of positive variable insurance amount plus the paid-up additions is less than the initial amount of Extra Life Protection on any Policy anniversary, we may reduce the amount of term insurance for the Policy year. We will give you notice of the reduction and you will have an opportunity to pay an additional amount of premium in order to keep the initial amount of insurance in force. The maximum premium rate is set forth in the Policy. Your right to continue to purchase term insurance on this basis will terminate as of the first Policy anniversary when you fail to pay the additional premium when due.

The Total Death Benefit is not affected by either investment results or the amount of dividends paid, so long as the Policy is within the guaranteed period of Extra Life Protection unless the term insurance has been eliminated by positive variable insurance amount and paid-up additions. But the components of Extra Life Protection are affected by both factors. Good investment results and increases in dividends increase the likelihood that the Total Death Benefit will begin to rise before the guaranteed period of Extra Life Protection expires. Adverse investment results or decreases in dividends could cause the Total Death Benefit to fall below the amount of insurance which was initially in force, after the guaranteed period of Extra Life Protection expires, but it cannot fall below the Minimum Death Benefit so long as you pay premiums when they are due and no Policy debt is outstanding.

We have designed the Extra Ordinary Life Policy for a purchaser who intends to use all dividends to purchase paid-up additions. If you use dividends for any other purpose, or if any paid-up additions are surrendered for their Cash Value, the term insurance in force will immediately terminate, any remaining guaranteed period of Extra Life Protection will terminate and your right to purchase term insurance will terminate. The amount of Extra Life Protection thereafter will be the sum of positive variable insurance amount plus any paid-up additions which remain in force.

Cash Value

The Cash Value of a Policy is equal to the amount you are eligible to receive when you surrender the Policy. The Cash Value for the Whole Life Policy, the Extra Ordinary Life Policy and the Single Premium Life Policy will change daily in response to investment results. No minimum Cash Value is guaranteed. Calculation of the Cash Value for any date requires three steps. First, we note the amount shown for the preceding anniversary in the table of Cash Values at the front of the Policy and we adjust it for the time elapsed since the last Policy anniversary. The tabular Cash Values are based on the assumed net investment rate of 4%, the 1980 Commissioners Standard Ordinary Mortality Table and the deductions from the premiums. (See “Deductions from

Variable Life Prospectus

Premiums for Whole Life and Extra Ordinary Life Policies.”) For the Single Premium Life Policy the calculation begins with the adjusted tabular Cash Value, which reflects the deduction for sales costs if the Policy is surrendered during the first ten years. (See “Deductions for Single Premium Life Policies.”) Second, we add the net single premium for the variable insurance amount to the tabular Cash Value. See the discussion of net single premiums under “Variable Insurance Amount.” If the variable insurance amount is negative, the net single premium is a negative amount. A table of net single premiums for the insured at each Policy anniversary is in the Policy. Third, we adjust the algebraic sum of the tabular Cash Value and the net single premium for the variable insurance amount to reflect investment results from the last Policy anniversary to the date for which the calculation is being made. The Cash Value is increased by the value of any paid-up additions which have been purchased with dividends.

If a portion of the premium for the current Policy year has not been paid, the Cash Value of a Whole Life Policy or an Extra Ordinary Life Policy will be reduced. There is not likely to be any Cash Value for a Whole Life Policy or an Extra Ordinary Life Policy during the early part of the first year because of the first year deductions.

The Cash Value for the Whole Life Policy, the Extra Ordinary Life Policy and the Single Premium Life Policy will be reduced by the amount of any Policy debt outstanding.

We determine the Cash Value for a Policy at the end of each valuation period (typically, 4:00 pm Eastern Time each business day). Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the New York Stock Exchange is open for trading. In accordance with the requirements of the Investment Company Act of l940, we may also determine the Cash Value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios.

You may surrender a Policy for the Cash Value at any time during the lifetime of the insured. Alternatively, you may use the Cash Value of a Whole Life Policy or an Extra Ordinary Life Policy to provide extended term insurance or a reduced amount of fixed or variable paid-up insurance. (See “Extended Term and Paid-Up Insurance.”)

You may request a death benefit reduction, so long as the Policy’s death benefit meets the regular minimum size requirements. A proportionate refund of the Policy’s Cash Value will result from any death benefit reduction. The refund of Cash Value will first be applied toward any existing loan balance. The remainder of the Cash Value refunded will be returned to the Policy Owner. The remaining Policy will be based on the age and risk classification of the insured at the time of issuance of the original Policy. We will allocate reductions among the Account divisions in proportion to the amounts in the divisions.

Annual Dividends

The Policies share in divisible surplus to the extent we determine annually. We will distribute a Policy’s share annually as a dividend payable on each Policy anniversary beginning at the end of the second year. For Single Premium Life Policies, and some other Policies, the first distribution will be at the end of the first year. We will not pay a dividend on a Whole Life Policy or an Extra Ordinary Life Policy which is in force as extended term insurance.

Dividends under participating Policies may be described as refunds of premiums which adjust the cost of a Policy to the actual level of cost emerging over time after the Policy’s issue. Thus participating Policies generally have gross premiums which are higher than those for comparable non-participating Policies. Both federal and state tax law recognize that a dividend is considered to be a refund of a portion of the premium paid.

Decisions with respect to the determination and allocation of divisible surplus are at the discretion and sound business judgment of Northwestern Mutual’s Board of Trustees. There is no guaranteed specific method or formula for the determination and allocation of divisible surplus. Accordingly, the company’s approach is subject to change. Neither the existence nor the amount of a dividend payable on a given policy is guaranteed in any given year.

Dividend illustrations published at the time a life insurance policy is issued reflect the actual recent experience of the issuing company with respect to investment earnings, mortality and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends be paid out of surplus, after certain necessary amounts are set aside, and that such surplus be apportioned equitably among participating policies. In summary, dividends must be based on actual experience and cannot be guaranteed at issue of a Policy.

If you receive dividends, you may use them to purchase variable paid-up additions. We will also pay dividends in cash, or you may use them to pay premiums or leave them to accumulate with interest; but unless you use all dividends we pay on an Extra Ordinary Life Policy to purchase paid-up additions, the term insurance portion of the Extra Life Protection will be terminated. (See “Extra Ordinary Life Policy.”) We hold dividends you leave to accumulate with interest in our general account and we will credit them with a rate of interest we determine annually. The interest rate will not be less than an annual effective rate of 3 1/2%. If a Whole Life Policy or an Extra Ordinary Life Policy is in force as reduced fixed benefit paid-up insurance, dividends may be used to purchase fixed benefit paid-up additions. (See “Extended Term and Paid-Up Insurance.”)

Policy Loans

You may borrow up to 90% of a Policy’s Cash Value using the Policy as security. The limit is 75% of the Cash Value during the first two Policy years. If a Policy loan is already outstanding, we determine the maximum amount for any new loan by applying these percentage limitations to the amount of Cash Value which the Policy would have if there were no loan. You may take loan proceeds in cash or, for the Whole Life and Extra Ordinary Life Policies, you may use them to pay premiums on the Policy. We normally pay the loan

Variable Life Prospectus

proceeds within seven days after we receive a proper loan request at our Home Office. We may postpone payments of loans under certain conditions described in the “Deferral of Determination and Payment” section of this prospectus. If the premium loan provision is in effect, a loan will automatically be made to pay an overdue premium if the premium is less than the maximum amount available for a new loan.

Interest on a Policy loan accrues and is payable on a daily basis. We add unpaid interest to the amount of the loan. The Policy’s Cash Value is reduced by the amount of the Policy loan. If the Cash Value decreases to zero the Policy will terminate unless a sufficient portion of the Policy loan is repaid. We will send you a notice at least 31 days before the termination date. The notice will show how much you must repay to keep the Policy in force.

You select the Policy loan interest rate. A specified annual effective rate of 8% is one choice. The other choice is a variable rate based on a corporate bond yield index. We will adjust the variable rate annually. It will not be less than 5%.

We will take the amount of a Policy loan, including interest as it accrues, from the Account divisions in proportion to the amounts in the divisions. We will transfer the amounts withdrawn to our general account and will credit those amounts on a daily basis with an annual earnings rate equal to the Policy loan interest rate less a charge for the mortality and expense risks we have assumed and for expenses, including taxes. The aggregate charge is currently at the annual rate of ..85% for the 8% specified Policy loan interest rate and .85% for the variable Policy loan interest rate. For example, the earnings rate corresponding to the specified 8% Policy loan interest rate is currently 7.15%. A Policy loan, even if you repay it, will have a permanent effect on the Policy’s variable insurance amount and Cash Value because the amounts you have borrowed will not participate in the Account’s investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the investment performance of the unborrowed amounts left in the divisions of the Account.

The death benefit will also be reduced by the amount of any Policy debt outstanding. If you surrender or exchange the Policy or allow it to lapse while Policy debt is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly.

You may repay a Policy loan, and any accrued interest outstanding, in whole or in part, at any time. If we receive a payment without specific instructions, we will first apply the payment to any premium due, with any remaining amount being applied to any outstanding loans. Payments in excess of outstanding debt and premiums due will be returned. If we receive your payment on or before the close of trading on the New York Stock Exchange, we will credit payments as of the date we receive them and we will transfer those amounts from our general account to the Account divisions, in proportion to the amounts in the divisions, as of the same date.

Extended Term and Paid-Up Insurance

If a premium for a Whole Life Policy or an Extra Ordinary Life Policy is not paid within the 31-day grace period (see “Grace Period”), you may use the Cash Value to provide a reduced amount of either fixed or variable benefit paid-up insurance. If you choose neither of these options, and do not surrender the Policy, the insurance will remain in force as extended term insurance.

If you use the Cash Value to provide a reduced amount of fixed benefit paid-up insurance or for extended term insurance we will transfer the amount of the Cash Value from the Account to our general account. Thereafter the Policy will not participate in the Account’s investment results unless the Policy is subsequently reinstated. (See “Reinstatement.”) You may select variable benefit paid-up insurance only if the Policy meets a $1,000 Cash Value minimum test.

You must select paid-up insurance within three months after the due date of the first unpaid premium. We determine the amount of paid-up insurance by the amount of Cash Value and the age and sex of the insured, using the table of net single premiums at the attained age. Fixed benefit paid-up insurance has guaranteed cash and loan values. Paid-up insurance remains in force for the lifetime of the insured unless the Policy is surrendered or the Cash Value is reduced to zero because of a Policy loan.

If the Policy remains in force as extended term insurance the amount of insurance will equal the Total Death Benefit prior to the date the premium was due. The amount of Cash Value and the age and sex of the insured will determine how long the insurance continues. We will, upon your request, tell you the amount of insurance and how long the term will be. Extended term insurance is not available if the Policy was issued with a higher premium for extra mortality risk. Extended term insurance has a Cash Value but no loan value.

Reinstatement

If a premium for a Whole Life Policy or an Extra Ordinary Life Policy is due and remains unpaid after the grace period expires, the Policy may be reinstated within five years after the premium due date. The insured must provide satisfactory evidence of insurability. We may require substantial payment. While Policy Owners have no right to reinstatement after surrender, we may, in our sole discretion, permit such reinstatements.

Right to Exchange for a Fixed Benefit Policy

You may exchange a Policy for a fixed benefit policy if any of the mutual funds changes its investment adviser or if there is a material change in the investment policies of a Portfolio. We will give you notice of any such change and you will have 60 days to make the exchange.

Other Policy Provisions

Owner    The owner is identified in the Policy. The owner may exercise all rights under the Policy while the insured is living. Ownership may be transferred to another. Written proof of the transfer must be received by Northwestern Mutual at its Home Office. In this prospectus “you” means the owner of a Policy.

Variable Life Prospectus

Beneficiary    The beneficiary is the person to whom the death benefit is payable. The beneficiary is named in the application. After the Policy is issued you may change the beneficiary in accordance with the Policy provisions.

Incontestability    We will not contest a Policy after it has been in force during the lifetime of the insured for two years from the date of issue.

Suicide    If the insured dies by suicide within one year from the date of issue, the amount payable under the Policy will be limited to the premiums paid.

Misstatement of Age or Sex    If the age or sex of the insured has been misstated, we will adjust benefits under a Policy to reflect the correct age and sex.

Collateral Assignment    You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.

Optional Benefits    There are two optional benefits available for purchase under the Whole Life Policy or Extra Ordinary Life Policy: (1) a Waiver of Premium Benefit; and (2) an Additional Purchase Benefit.

Subject to the terms and conditions of the benefit, the Waiver of Premium Benefit waives the payment of all premiums that come due during the total disability of the insured if the disability is due to accident or sickness and it begins on or before the Policy anniversary nearest the insured’s 60th birthday. If the disability occurs after the Policy anniversary nearest the insured’s 60th birthday the benefit waives the payment of all premiums that come due during the total disability of the insured until the Policy anniversary nearest the insured’s 65th birthday.

Subject to the terms and conditions of the benefit, the Additional Purchase Benefit guarantees the right to buy more insurance without proof of insurability.

If you select one or both of these optional benefits, you will be subject to a separate charge. (See “Periodic Charges Other than Fund Operating Expenses.”) Any charge will continue to be assessed (1) as long as the benefit remains in force; (2) until we have paid the benefit; or (3) until you decide you no longer need the benefit and let us know in writing at our Home Office. Once the Policy has been issued, an optional benefit may be issued only upon mutual agreement.

Benefit Payment Plans    The Policy provides a variety of payment plans for Policy benefits. Any Northwestern Mutual Network Representative authorized to sell the Policies can explain these provisions on request.

Deferral of Determination and Payment    So long as premiums have been paid when due, we will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the New York Stock Exchange is closed, or the Securities and Exchange Commission, by order, either has determined that an emergency exists or permits deferral of the determination and payment of benefits for the protection of Policy Owners.

If a Whole Life Policy or an Extra Ordinary Life Policy is continued in force as extended term or reduced fixed benefit paid-up insurance, we have the right to defer payment of the Cash Value for up to six months from the date of a Policy loan or surrender. If payment is deferred for 30 days or more we will pay interest at an annual effective rate of 4%.

If you have submitted a check or draft to our Home Office, we have the right to defer payment of a surrender, death benefit reduction, death benefit proceeds, loan, or payment plan benefits until the check or draft has been honored.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, death benefit reduction, surrender, loans, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about a Policy Owner and a Policy Owner’s account to government regulators.

Voting Rights

We are the owner of the Fund shares in which all assets of the Account are invested. As the owner of the shares we will exercise our right to vote the shares to elect directors of the Funds, to vote on matters required to be approved or ratified by Fund shareholders under the Investment Company Act of 1940 and to vote on any other matters that may be presented to any shareholders’ meeting of the Funds. However, we will vote the shares held in the Account in accordance with instructions received from Policy Owners, but may change this voting policy if required to do so by applicable Federal law. We will vote any shares for which we do not receive instructions and shares held in our general account in the same proportions as the shares for which voting instructions are received from Policy Owners. Because of this proportional voting requirement, it is possible that a small number of Policy Owners could determine the outcome of a particular vote. If the applicable laws or regulations change so as to permit us to vote the shares in our own discretion, we may elect to do so.

The number of shares for each division of the Account for which a Policy Owner may give instructions is determined by dividing the amount of the Policy’s Cash Value apportioned to that division, if any, by the per share value for the corresponding Portfolio. The number will be determined as of a date we choose, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. We will solicit voting instructions with written materials at least 14 days before the meeting.

We may, if required by state insurance regulations, disregard voting instructions which would require shares to be voted for a change in the sub-classification or investment objectives of a Portfolio, or to approve or disapprove an investment advisory agreement for a Portfolio. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for a Portfolio, provided that we reasonably determine to take this action in accordance with applicable Federal law. If we disregard voting instructions we will include a summary of the action and reasons therefore in the next annual report to Policy Owners.

Variable Life Prospectus

Substitution of Fund Shares and Other Changes

If, in our judgment, a Portfolio or Fund becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, we may substitute shares of another Portfolio or Fund or another mutual fund. Any substitution of shares will be subject to any required approval of the Securities and Exchange Commission, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Account or any of its divisions as a management company under the Investment Company Act of 1940, or in any other form permitted, or to terminate registration of the Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.

In the event we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions to carry out what we have done.

Reports

For each Policy year (unless a Whole Life Policy or an Extra Ordinary Life Policy is in force as extended term or fixed benefit paid-up insurance) you will receive a statement showing the death benefit, Cash Value and any Policy loan (including interest charged) as of the anniversary date. You will also receive annual reports, including financial statements.

Special Policy for Employers

The premium for the standard Policy is based in part on the sex of the insured. The standard annuity rates for payment plans which last for the lifetime of the payee are also based, in part, on the sex of the payee. For certain situations where the insurance involves an employer sponsored benefit plan or arrangement, federal law and the laws of certain states may require that premiums and annuity rates be determined without regard to sex. Special Whole Life Policies, Extra Ordinary Life Policies and Single Premium Life Policies are available for this purpose. You are urged to review any questions in this area with qualified counsel.

Householding

To reduce costs, we now send only a single copy of prospectuses and reports to each consenting household (rather than sending copies to each contract owner residing in a household). If you are a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of prospectuses and reports by calling us at 1-888-455-2232.

Financial Statements

Financial statements of the Account are incorporated by reference into the Statement of Additional Information from the Account’s Annual Report to Policy Owners. The financial statements of Northwestern Mutual appear in the Statement of Additional Information. To receive a copy of the Annual Report and/or the Statement of Additional Information containing such financial statements, call 1-888-455-2232.

Legal Proceedings

Northwestern Mutual, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Policy, on the Account, or on Northwestern Mutual Investment Services, LLC, the principal underwriter for the Account, and its ability to perform its duties as underwriter for the Account.

Owner Inquiries

Get up-to-date information about your Policy at your convenience with your Policy number and your Personal Identification Number (PIN). Call Northwestern Mutual Express toll-free at 1-800-519-4665 to review Policy values and unit values, transfer among investment options, change the allocation and obtain division performance information. You can also visit our website (www.nmfn.com) to access fund performance information, forms for routine service, and daily Policy and unit values for Policies you own with your User ID and password. Eligible Owners may also transfer invested assets among investment divisions and change the allocation of future contributions online. For enrollment information, please visit our website (www.nmfn.com). If you have questions about making a surrender, please call your Network Representative or the Variable Life Service Center at 1-866-424-2609. To file a claim, please call your Network Representative or Life Benefits at 1-800-635-8855.

Illustrations

Your Northwestern Mutual Network Representative will provide you with an illustration for your Policy upon request. The illustration will reflect the performance of your Policy to date and will show how the death benefit and Cash Value would vary based on hypothetical future investment results.

Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as dividends, policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and the policy’s actual Cash Value, death benefit, and certain expenses (which will vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the policy will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were originally illustrated.

Variable Life Prospectus

Tax Treatment of Policy Benefits

General    The following discussion provides a general description of federal income tax considerations relating to the Policy. The discussion is based on current provisions of the Internal Revenue Code (“Code”) as currently interpreted by the Internal Revenue Service. We do not intend this as tax advice. The discussion is not exhaustive, it does not address the likelihood of future changes in federal income tax law or interpretations thereof, and it does not address state or local tax considerations which may be significant in the purchase and ownership of a Policy.

The Economic Growth and Tax Relief Reconciliation Act of 2001, enacted on June 7, 2001, made substantial changes to the estate, gift and generation skipping transfer tax. The Act increases the amount of an estate exempt from tax from $675,000 in 2001 to $1 million in 2002, $2 million in 2006 and $3.5 million in 2009. The Act reduces the top estate, gift and generation skipping transfer tax rate from 55% in 2001 to 45% in 2009. In 2010, the estate tax and generation skipping transfer tax are repealed and the gift tax is reduced to 35%. All of these changes are sunsetted or repealed in 2011, unless extended or made permanent. It is generally believed that the estate tax repeal will not be made permanent but that further changes may be made.

Life Insurance Qualification    Section 7702 of the Code defines life insurance for federal income tax purposes. We have designed the Policy to comply with this definition.

The definitional test under the Code is currently based on mortality tables adopted in 1980 or earlier. However, for Policies materially changed after 2008, the test will be based on 2001 mortality tables. Because the Policy will not satisfy the definitional test using 2001 mortality tables, you will not be permitted to make certain changes to your Policy after 2008 (as defined by Notice 2004-61).

Section 817(h) of the Code authorizes the Secretary of the Treasury to set standards for diversification of the investments underlying variable life insurance policies. Final regulations have been issued pursuant to this authority. Failure to meet the diversification requirements would disqualify the Policies as life insurance for purposes of Section 7702 of the Code. We intend to comply with these requirements.

On July 24, 2003, the Internal Revenue Service issued Rev. Ruls. 2003-91 and 2003-92 that provide guidance on when a policy owner’s control of separate account assets will cause the policy owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the policy owner to select the investment advisor, the investment strategy or the particular investments of the separate account. If the owner of a policy were treated as the owner of the mutual fund shares held in the Account, the income and gains related to those shares would be included in the owner’s gross income for federal income tax purposes. We believe that we own the assets of the Account under current federal income tax law.

Tax Treatment of Life Insurance    While a Policy is in force, increases in the Cash Value of the Policy as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The death benefit received by a beneficiary will not be subject to federal income tax.

Unless the Policy is a modified endowment contract, as described below, a loan received under a Policy will not be treated as a distribution subject to current federal income tax. Interest paid by individual owners of the Policies will ordinarily not be deductible. You should consult a qualified tax advisor as to the deductibility of interest paid, or accrued, by other purchasers of the Policies. (See “Other Tax Considerations.”)

As a general rule, the proceeds from a withdrawal of Cash Value will be taxable only to the extent that the withdrawal exceeds the basis of the Policy. The basis of the Policy is generally equal to the premiums paid less any amounts previously received as tax-free distributions. Dividends, whether paid in cash or applied to purchase paid-up additional insurance or pay premiums, are taxed as withdrawals with a resulting reduction in basis. However, the reduction in the basis of the Policy is offset by a corresponding increase in basis when the dividend is applied to purchase paid-up additional insurance or pay premiums. In certain circumstances, a withdrawal of Cash Value during the first 15 Policy years may be taxable to the extent that the Cash Value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Caution must be used when taking cash out of a Policy through policy loans. If interest is not paid annually, it is added to the principal amount and the total amount will continue to accrue for as long as the loan is maintained on the Policy. If the Policy remains in force until death, the loan will be repaid from the tax-free death benefit. However, if the Policy lapses to no value or is surrendered, the loan will be repaid from the Cash Value of the Policy and the total Cash Value, including the total amount of the loan, will be taxable to the extent it exceeds the amount of premiums paid. If the Policy lapses to paid-up additional insurance or extended term insurance, the loan will be repaid from the Cash Value of the policy and the loan repayment will be treated as income and taxable to the extent it exceeds the amount of premiums paid. In extreme situations, Policy Owners can face what is called the “surrender squeeze”. The surrender squeeze occurs when the unborrowed Cash Value remaining in the Policy is insufficient to cover the interest payment required to keep the Policy in force or to cover the tax due if the Policy terminates. Either the interest would have to be paid annually or the Policy would terminate and any income tax due would have to be paid with other assets.

A Policy may be exchanged tax-free for another life insurance policy, an endowment contract or an annuity contract covering the same insured. Any cash received or loan repaid in an exchange will be taxed to the extent of the gain in the Policy (i.e., on a gain first basis). Special tax rules may apply when ownership of a Policy is transferred. You should seek qualified tax advice if you plan a transfer of ownership.

Variable Life Prospectus

Modified Endowment Contracts    A Policy will be classified as a modified endowment contract if the cumulative premiums paid at any time during the first seven Policy years exceed a defined “seven-pay” limit. The seven-pay limit is the sum of the premiums (net of expense and administrative charges) that would have to be paid in order for the Policy to be fully paid for after seven level annual payments. A Policy will be treated as a modified endowment contract unless any excess premiums are withdrawn from the Policy with interest within 60 days after the end of the Policy year in which they are paid.

Whenever there is a “material change” under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and it will be subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account the Cash Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of an increase in the death benefit, the addition of a benefit or the payment of a premium that is considered “unnecessary” under the Code.

If the benefits under the Policy are reduced during the first seven Policy years after entering into the Policy (or within seven years after a material change), for example, by making a withdrawal of cash value or, in some cases, by lapsing the Policy, the seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium limit, the Policy will become a modified endowment contract. A life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

If a Policy is a modified endowment contract, any distribution from the Policy will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan), a withdrawal of Cash Value or a surrender of the Policy, but do not include dividends retained by the Company to purchase paid-up additional insurance or pay premiums. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest also will be treated as a distribution to the extent not previously treated as such. Any such distributions will be considered taxable income to the extent the Cash Value exceeds the basis in the Policy. For modified endowment contracts, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Northwestern Mutual to the same policy owner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from modified endowment contracts.

A 10% penalty tax will apply to the taxable portion of a distribution from a modified endowment contract. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer’s beneficiaries. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

Business Owned Life Insurance    Business-owned life insurance may be subject to certain additional rules. Section 264(a)(1) of the Code generally disallows a deduction for premiums paid on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Increases in Cash Value may also be subject to tax under the corporation alternative minimum tax provisions.

Section 264(a)(4) of the Code limits the Policy Owner’s deduction for interest on loans taken against life insurance policies to interest on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering key persons. Generally, a key person means an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, Section 264(f) disallows a proportionate amount of a business’s interest deduction on non-life insurance indebtedness based on the amount of unborrowed Cash Value of non-exempt life insurance policies held in relation to other business assets. Exempt policies include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring employees, directors, officers and 20% owners (as well as joint policies insuring 20% owners and their spouses).

Congress also is considering limiting the tax free death benefit on business-owned life insurance to policies insuring highly compensated employees who consent to the coverage.

Split-Dollar Arrangements    Life insurance purchased under a split dollar arrangement is subject to special tax rules. Notice 2002-8 provides that (1) the value of the current life insurance protection provided to the employee under the arrangement is taxed to the employee each year and, until the issuance of further guidance, can be determined using the government’s Table 2001 rates or the insurer’s lower one year term rates (which, for arrangements entered into after January 28, 2002, must satisfy additional sales requirements); and (2) for split dollar arrangements entered into on or before September 17, 2003, taxation of the equity (cash surrender value in excess of the amount payable to the employer) is governed by prior law and is subject to the following three safe harbors: (a) the annual accrual of income will not, by itself, be enough to trigger a taxable transfer; (b) equity will not be taxed regardless of the level of the employer’s economic interest in the life insurance policy as long as the value of the life

Variable Life Prospectus

insurance protection is treated and reported as an economic benefit; and (c) the employee can elect loan treatment at any time, provided all premiums paid by the employer are treated as a loan entered into at the beginning of the first year in which payments are treated as loans.

On September 17, 2003, the Treasury and Internal Revenue Service issued final regulations regarding the taxation of split dollar arrangements. The final regulations apply only to arrangements entered into or materially changed after September 17, 2003. The regulations provide that such split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market interest rate or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the value of the current life insurance protection provided to the employee, (ii) the amount of policy Cash Value to which the employee has current access, and (iii) the value of any other economic benefits provided to the employee during the taxable year.

Under, the Sarbanes-Oxley Act of 2002, it is a criminal offense for an employer with publicly traded stock to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each premium paid by such an employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.

New requirements for nonqualified deferred compensation plans were enacted as part of the American Jobs Creation Act of 2004. The law applies to deferrals after December 31, 2004 and imposes conditions on the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal funding mechanism for nonqualified deferred compensation plans but proposed regulations treat certain split dollar arrangements as nonqualified deferred compensation plans that must comply with the new rules. Further guidance is expected on this issue.

Valuation of Life Insurance    In 2005, the Treasury and Internal Revenue Service imposed special valuation rules on life insurance distributed from a qualified plan to a participant or transferred by an employer to an employee. Notice 2005-25 provides a safe harbor formula for valuing variable life insurance that is the greater of the interpolated terminal reserve or the cash value (adjusted by a surrender factor for policies distributed from qualified plans), both increased by a pro rata portion of the estimated dividends for the Policy year. These rules do not apply to split-dollar arrangements entered into on or before September 17, 2003 and not materially modified thereafter.

Other Tax Considerations    Pursuant to regulations issued in 2003, taxpayers are required to annually report all “reportable transactions” as defined in the regulations. “Reportable transactions” include transactions that are offered under conditions of confidentiality as to tax treatment and involve an advisor who receives a fee of $250,000 or more, or transactions that include a tax indemnity. Rev. Proc. 2003-25 further held that the purchase of life insurance policies by a business does not, by itself, constitute a “reportable transaction”.

Depending on the circumstances, the exchange of a Policy, a Policy loan, or a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser. In addition, a Death Benefit under the Policy may be subject to federal estate tax and state inheritance taxes.

Variable Life Prospectus

Additional Information

More information about Northwestern Mutual Variable Life Account (“Account”) is included in a Statement of Additional Information (SAI), which is dated the same day as this prospectus, incorporated by reference in this prospectus, and is available free of charge from The Northwestern Mutual Life Insurance Company. To request a free copy of the Account’s SAI, or current annual report, call us toll-free at 1-888-455-2232. Information about the Account (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Account are available on the SEC’s Internet site at http://www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Your Northwestern Mutual Network Representative will provide you with illustrations for your Policy free of charge upon your request. The illustrations show how the death benefit, invested assets and cash surrender value for the Policy would vary based on hypothetical investment results. Your Northwestern Mutual Network Representative will also respond to other inquiries you may have regarding the Policy, or you may contact the Variable Life Service Center at 1-866-424-2609.

Investment Company Act File No. 811-3989

The Northwestern Mutual

Life Insurance Company Milwaukee,WI

www.northwesternmutual.com

90-1898 (0386) (REV 0506)

P.O. Box 3095

Milwaukee, WI 53201-3095

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

VARIABLE LIFE

Whole Life

Extra Ordinary Life

Single Premium Life

Issued by The Northwestern Mutual Life Insurance Company

and

Northwestern Mutual Variable Life Account

We no longer issue the three Policies described in this Statement of Additional Information. The

Variable CompLife Policy we currently offer is described in a separate Prospectus and Statement of

Additional Information.

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the prospectus for the Policies identified above and dated the same date as this SAI. The prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, calling telephone number 1-888-455-2232, or visiting the website www.nmfn.com.

The (i) statement of assets and liabilities as of the end of the most recent fiscal year, (ii) the statement of operations for the most recent fiscal year, and (iii) the changes in equity for the two most recent fiscal years from the audited financial statements of the Northwestern Mutual Variable Life Account (the “Account”), and the related notes and the report of the independent registered public accounting firm thereon from the Account’s Annual Report to Policy Owners for the year ended December 31, 2005 are incorporated by reference into this SAI. See “Financial Statements of the Account.” No other information is incorporated by reference.

DISTRIBUTION OF THE POLICIES

The Policies are offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

NMIS is the principal underwriter of the Policies for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of variable life insurance policies issued in connection with the Account during each of the last three years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers. We also paid additional amounts to NMIS in reimbursement for other expenses related to the distribution of variable life insurance policies.

Year	Amount
2005	$81,916,793
2004	$84,959,069
2003	$85,607,978

Commissions paid to our agents on sales of the Whole Life and Extra Ordinary Life Policies will not exceed 55% of the collected premium for the first year, 9% of the premium for the second and third years, 6% of the premium for the fourth through seventh years and 3% of the premium for the eighth through tenth years. Thereafter a persistency fee of 2% of premiums may be paid to the agent. For the Single Premium Life Policies commissions are 2-3/4% of the collected premium.

Agents who meet certain productivity and persistency standards receive additional compensation. We may pay new agents differently during a training period. General agents and district agents who are registered representatives of NMIS and have supervisory responsibility for sales of the Policies receive commission overrides and other compensation.

EXPERTS

The financial statements of the Account, and the related notes and report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Policy Owners for the fiscal year ended December 31, 2005, that are incorporated by reference in this Statement of Additional Information, and the financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP, for the fiscal year ended on the same date that have been included in this Statement of Additional Information are so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202.

FINANCIAL STATEMENTS OF THE ACCOUNT

The financial statements of the Account, related notes and the related report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Policy Owners as of December 31, 2005, and for the year then ended are hereby incorporated by reference. Copies of the Account’s Annual Report may be obtained, without charge, by writing to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, by calling 1-888-455-2232, or by visiting the website www.nmfn.com.

The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Policies.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Financial Position

(in millions)

	December 31,
	2005	2004
Assets:
Bonds	$65,899	$60,930
Common and preferred stocks	8,120	7,414
Mortgage loans	18,118	17,240
Real estate	1,620	1,619
Policy loans	10,265	9,750
Other investments	6,935	5,774
Cash and temporary investments	2,124	2,949

Total investments	113,081	105,676
Due and accrued investment income	1,183	1,133
Net deferred tax assets	1,057	936
Deferred premium and other assets	1,983	1,894
Separate account assets	15,753	14,318

Total assets	$133,057	$123,957

Liabilities and Surplus:
Reserves for policy benefits	$94,144	$87,588
Policyowner dividends payable	4,270	3,910
Interest maintenance reserve	839	943
Asset valuation reserve	2,529	2,556
Income taxes payable	593	665
Other liabilities	4,548	5,043
Separate account liabilities	15,753	14,318

Total liabilities	122,676	115,023
Surplus	10,381	8,934

Total liabilities and surplus	$133,057	$123,957

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Operations

(in millions)

	For the year ended December 31,
	2005	2004	2003
Revenue:
Premiums	$11,363	$10,682	$10,307
Net investment income	6,543	6,117	5,737
Other income	494	511	501

Total revenue	18,400	17,310	16,545

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	4,577	4,487	4,079
Net additions to policy benefit reserves	6,445	6,181	6,260
Net transfers to separate accounts	664	422	288

Total benefits	11,686	11,090	10,627
Commissions and operating expenses	1,774	1,741	1,690

Total benefits and expenses	13,460	12,831	12,317

Gain from operations before dividends and taxes	4,940	4,479	4,228
Policyowner dividends	4,269	3,880	3,765

Gain from operations before taxes	671	599	463
Income tax expense (benefit)	57	(124)	(90)

Net gain from operations	614	723	553
Net realized capital gains	310	94	139

Net income	$924	$817	$692

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Changes in Surplus

(in millions)

	For the year ended December 31,
	2005	2004	2003
Beginning of year balance	$8,934	$7,547	$7,217
Net income	924	817	692
Change in net unrealized capital gains	343	645	1,171
Change in net deferred income tax	237	28	(137)
Change in nonadmitted assets and other	(84)	(115)	(96)
Change in asset valuation reserve	27	12	(1,300)

Net increase in surplus	1,447	1,387	330

End of year balance	$10,381	$8,934	$7,547

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Cash Flows

(in millions)

	For the year ended December 31,
	2005	2004	2003
Cash flows from operating activities:
Premiums and other income received	$8,074	$7,584	$6,984
Investment income received	6,347	5,999	5,727
Disbursement of policy loans, net of repayments	(515)	(199)	(254)
Benefit payments to policyowners and beneficiaries	(4,794)	(4,650)	(4,312)
Net transfers to separate accounts	(657)	(418)	(284)
Commissions, expenses and taxes paid	(2,000)	(1,900)	(1,637)

Net cash provided by operating activities	6,455	6,416	6,224

Cash flows from investing activities:
Proceeds from investments sold or matured:
Bonds	72,406	47,537	75,838
Common and preferred stocks	3,969	3,300	2,392
Mortgage loans	2,585	1,867	1,843
Real estate	120	109	356
Other investments	1,389	1,258	1,047

	80,469	54,071	81,476

Cost of investments acquired:
Bonds	77,345	52,323	79,994
Common and preferred stocks	3,896	3,150	2,708
Mortgage loans	3,464	2,670	2,534
Real estate	261	259	191
Other investments	2,661	1,757	1,387

	87,627	60,159	86,814

Net cash applied to investing activities	(7,158)	(6,088)	(5,338)

Cash flows from financing and miscellaneous sources:
Net inflows on deposit-type contracts	52	32	142
Other cash applied	(174)	(5)	(248)

Net cash provided by (applied to) financing and other activities:	(122)	27	(106)

Net increase (decrease) in cash and temporary investments	(825)	355	780
Cash and temporary investments, beginning of year	2,949	2,594	1,814

Cash and temporary investments, end of year	$2,124	$2,949	$2,594

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2005, 2004 and 2003

1.	Basis of Presentation and Changes in Accounting Principles

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, “the Company”). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability income and long-term care insurance products to the personal, business and estate markets.

The consolidated financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“statutory basis of accounting”). See Notes 3 and 12. Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) investment valuations and policy benefit reserves are established using different methods and assumptions, (3) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (4) majority-owned, non-insurance subsidiaries are consolidated, (5) changes in deferred taxes are reported as a component of net income and (6) no deferral of realized investment gains and losses is permitted. The effects on the financial statements of the Company attributable to the differences between the statutory basis of accounting and GAAP are material.

2.	New Accounting and Reporting Pronouncements

Following is a summary of new statutory basis accounting or disclosure requirements that were adopted by the Company for the first time during 2005.

Investments in Subsidiary, Controlled and Affiliated Entities

Statement of Statutory Accounting Principles No. 88 requires that the Company’s equity method investments in any non-insurance subsidiary, controlled or affiliated entity (“SCA”) be supported by audited GAAP financial statements of the SCA. Any equity method investment in an SCA that is not supported by audited GAAP financial statements must be nonadmitted and thereby excluded from reported assets and surplus. Prior to the adoption of this new guidance, the GAAP financial statements on which equity method investments in SCAs were based were not required to be audited. As required by the new guidance, this change was adopted prospectively beginning in 2005.

In preparation for adoption of the new guidance, the Company made capital contributions during 2005 of its investment interest in certain unaudited SCAs to another wholly-owned subsidiary for which audited GAAP financial statements are prepared annually. The aggregate equity method statement value and fair value of the investment interests transferred were $987 million and $1.3 billion, respectively. These capital contributions were made at statement value, and no capital gain or loss was reported as a result of these transfers.

At December 31, 2005, the equity method statement value of the SCA investments transferred continue to be admitted in the reported value of the Company’s investment assets and surplus. Certain other SCA investments with an aggregate equity method statement value of $85 million did not meet the requirements of the new guidance and were nonadmitted at December 31, 2005.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2005, 2004 and 2003

This increase in nonadmitted assets is included as a direct reduction of surplus in the consolidated statement of changes in surplus for the year ended December 31, 2005.

Impact of Medicare Modernization Act on Postretirement Benefits

Statutory Accounting Principles Interpretation No. 04-17 requires the Company to evaluate the impact of Medicare Prescription Drug Improvement and Modernization Act of 2003 (“the Act”) on its liability for postretirement health benefits. The Act introduces a voluntary prescription drug benefit under Medicare Part D, effective January 1, 2006. Under the Act, employers can receive subsidy payments from the federal government if they provide equivalent drug benefits to qualified plan participants who do not elect to enroll in Medicare Part D.

The Company has determined that the drug benefits provided by its existing postretirement health plan are actuarially equivalent to the new Medicare benefit, and as a result the Company is eligible for the government subsidy. Accordingly, the plan’s projected benefit obligation was reduced by $22 million upon the adoption of this new guidance on January 1, 2005. This reduction was treated as a deferred experience gain, which will be amortized as a reduction of net periodic postretirement cost over a period of up to 18 years, the average remaining years of service for active plan participants. For the year ended December 31, 2005, this amortization reduced net periodic postretirement cost by $3 million. See Note 9.

Pension and Postretirement Benefit Disclosures

Statutory Accounting Principles Working Group Issue No. 2005-1 requires that certain additional disclosures be made regarding the Company’s pension and postretirement benefits provided to employees and financial representatives. These additional disclosures include a summary of plan investment assets, a description of the related investment policy, expected plan contributions to be made by the Company during the upcoming fiscal year and an estimate of the benefits to be paid to plan participants over the next ten years. See Note 9.

Other Than Temporary Declines in the Value of Investments

Statutory Accounting Principles Interpretation No. 02-07 requires that a decline in the value of an investment security due to an increase in market interest rates be recognized as other-than-temporary only if management has the intent to sell the security as of the reporting date. This interpretation has been incorporated into the Company’s impairment policy but did not have a material effect on the impairments recognized in 2005.

3.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the periods then ended. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 4 and 15 regarding the reported statement value and estimated fair value of the Company’s investments in bonds, common and preferred stocks, mortgage loans and real estate.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2005, 2004 and 2003

Policy Loans

Policy loans primarily represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies, and are reported in the financial statements at unpaid principal balance.

Other Investments

Other investments consist primarily of partnership investments (including real estate, venture capital and leveraged buyout fund limited partnerships), real estate joint ventures and unconsolidated non-insurance subsidiaries organized as limited liability companies. These investments are valued based on the equity method of accounting.

Other investments also include $97 million and $104 million of interests in oil and natural gas production at December 31, 2005 and 2004, respectively. These oil and gas interests are accounted for using the full cost method, a method permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“OCI”). The NAIC “Accounting Practices and Procedures Manual” does not provide accounting guidance for oil and gas interests.

Other investments also include leveraged leases and derivative financial instruments. See Note 4 for a description of the Company’s investments in leveraged leases and Note 5 regarding the Company’s use of derivatives and their presentation in the financial statements.

Temporary Investments

Temporary investments represent securities that had maturities of one year or less at purchase and are reported at amortized cost, which approximates fair value.

Net Investment Income

Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, policy loans and other investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. Accrued investment income more than 90 days past due is nonadmitted and reported as a direct reduction of surplus. Accrued investment income that is ultimately deemed uncollectible is reported as a reduction of net investment income in the period that such determination is made. Net investment income also includes dividends paid to the Company from accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries and prepayment fees on bonds and mortgages. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to energy assets and interest costs associated with securities lending.

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (“IMR”). The IMR is used to defer realized gains and losses, net of income tax, on fixed income investments and derivatives that are attributable to changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by the derivative.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of securities sold. Realized capital losses also include valuation adjustments for impairment of bonds, stocks, mortgage loans, real estate and other investments that have experienced a decline in fair value that management considers to be other-than-temporary. Factors considered in evaluating whether a decline in value is other-than-temporary include: (1) the duration and extent to which the fair value has been less than cost, (2) the financial condition and near-term prospects of the issuer in

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2005, 2004 and 2003

relation to the anticipated recovery, and (3) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value. Realized capital gains and losses as reported in the consolidated statement of operations exclude any IMR deferrals. See Note 4 regarding realized capital gains and losses.

Unrealized capital gains and losses primarily represent changes in the reported fair value of common stocks and changes in valuation adjustments made for bonds in or near default. Changes in the Company’s share of undistributed earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also classified as changes in unrealized capital gains and losses. See Note 4 regarding changes in unrealized capital gains and losses.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (“AVR”). The AVR represents a reserve liability for invested asset valuation using a formula prescribed by the National Association of Insurance Commissioners (“NAIC”). The AVR is designed to protect surplus against potential declines in the value of the Company’s investments. Increases or decreases in AVR are reported as direct adjustments to surplus.

Separate Accounts

Separate account assets and related policy liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in a fixed interest rate annuity issued by the general account of the Company. Separate account assets are reported at fair value based primarily on quoted market prices. See Note 8.

Premium Revenue

Life insurance premiums are recognized as revenue at the beginning of each policy year. Disability income and long-term care insurance premiums are recognized as revenue when due to the Company. Annuity premiums are recognized as revenue when received. Considerations received on supplementary insurance contracts without life contingencies are deposit-type transactions and thereby excluded from revenue in the consolidated statement of operations. Premium revenue is reported net of ceded reinsurance, see Note 10.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. See Note 10.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, disability and long-term care benefits, as well as matured endowments and payments on supplementary insurance contracts that include life contingencies. Benefit payments on supplementary insurance contracts without life contingencies are deposit-type transactions and thereby excluded from benefits in the consolidated statement of operations. Benefit payments are reported net of ceded reinsurance recoveries, see Note 10.

Reserves for Policy Benefits

Reserves for policy benefits represent the net present value of future policy benefits, less future policy premiums, estimated using actuarial methods based on mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. These actuarial tables and

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2005, 2004 and 2003

methods include assumptions regarding future mortality and morbidity. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 6.

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Electronic Data Processing Equipment and Software

The cost of electronic data processing (“EDP”) equipment and operating system software used in the Company’s business is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. EDP equipment and operating software assets of $33 million and $37 million at December 31, 2005 and 2004, respectively, are classified as other assets in the consolidated statement of financial position and are net of accumulated depreciation of $88 million and $68 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense for EDP equipment and software totaled $71 million, $56 million and $42 million for the years ended December 31, 2005, 2004 and 2003, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense for furniture, fixtures and equipment totaled $7 million, $7 million and $6 million for the years ended December 31, 2005, 2004 and 2003, respectively.

Policyowner Dividends

Nearly all life, disability income and long-term care insurance policies and certain annuity contracts issued by the Company are participating. Annually, the Company’s Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due or used to purchase additional insurance. Dividends used by policyowners to purchase additional insurance are reported as premiums in the consolidated statement of operations, but are not included in premiums received or benefit payments in the consolidated statement of cash flows.

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation) and certain invested assets are excluded from reported assets and surplus in the consolidated statement of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Reclassifications

Certain prior year footnote disclosures have been reclassified to conform to the current year presentation.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2005, 2004 and 2003

4.	Investments

Bonds

Investments in bonds are reported in the financial statements at amortized cost, less any valuation adjustment. The interest method is used to amortize any purchase premium or discount. Use of the interest method for loan-backed bonds and structured securities includes estimates of future prepayments obtained from independent sources. Prepayment assumptions are updated at least annually, using the retrospective adjustment method to recognize related changes in the estimated yield-to-maturity of such securities. Prior to 2004, the prospective adjustment method was used. The cumulative effect of this change in method as of January 1, 2004 was immaterial.

Valuation adjustments are made for bonds in or near default, which are reported at the lower of amortized cost or fair value, or for bonds with a decline in fair value that management considers to be other-than-temporary. See Note 3 regarding investment capital gains and losses. At December 31, 2005 and 2004, the reported value of bonds was reduced by $174 million and $121 million, respectively, of valuation adjustments.

Disclosure of estimated fair value is based upon values published by the Securities Valuation Office (“SVO”) of the NAIC. In the absence of SVO-published values, estimated fair value is based upon quoted market prices, if available. For bonds without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

Statement value and estimated fair value of bonds at December 31, 2005 and 2004 were as follows:

December 31, 2005	Reconciliation to Estimated Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
U.S. Government	$7,309	$266	$(77)	$7,498
States, territories and possessions	96	1	(3)	94
Special revenue and assessments	12,505	114	(197)	12,422
Public utilities	3,507	126	(49)	3,584
Banks, trust and insurance companies	7,521	364	(98)	7,787
Industrial and miscellaneous	34,961	1,303	(355)	35,909

	$65,899	$2,174	$(779)	$67,294

December 31, 2004	Reconciliation to Estimated Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
U.S. Government	$8,848	$475	$(47)	$9,276
States, territories and possessions	264	43	(1)	306
Special revenue and assessments	11,207	178	(28)	11,357
Public utilities	3,915	304	(6)	4,213
Banks, trust and insurance companies	8,254	542	(41)	8,755
Industrial and miscellaneous	28,442	1,621	(179)	29,884

Total	$60,930	$3,163	$(302)	$63,791

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2005, 2004 and 2003

Statement value and estimated fair value of bonds by contractual maturity at December 31, 2005 are presented below. Estimated maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Statement Value	Estimated Fair Value
	(in millions)
Due in one year or less	$971	$980
Due after one year through five years	10,835	11,050
Due after five years through ten years	17,234	17,489
Due after ten years	16,196	17,214

	45,236	46,733
Mortgage-backed and structured securities	20,663	20,561

Total	$65,899	$67,294

Common and Preferred Stocks

Common stocks are generally reported in the financial statements at fair value, which is based upon quoted market prices, if available. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. The equity method is generally used to value investments in common stock of unconsolidated non-insurance subsidiaries. See Note 12 regarding the statement value of the Company’s investment in Frank Russell Company.

Preferred stocks rated “1” (highest quality), “2” (high quality), or “3” (medium quality) by the SVO are reported in the financial statements at amortized cost. All other preferred stock is reported at the lower of amortized cost or fair value. Estimated fair value is based upon quoted market prices, if available. For preferred stock without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

Valuation adjustments are made for preferred stocks rated “4” (low quality), “5” (lower quality) or “6” (lowest quality) by the SVO, which are reported at the lower of cost or fair value, or for common and preferred stocks with a decline in fair value that management considers to be other-than-temporary. At December 31, 2005 and 2004, the reported value of common and preferred stocks was reduced by $172 million and $108 million, respectively, of valuation adjustments.

Mortgage Loans

Mortgage loans are reported in the financial statements at unpaid principal balance, less any valuation allowance or unamortized commitment or origination fee. Such fees are generally deferred upon receipt and amortized into investment income using the interest method.

Mortgage loans are considered impaired when, based on current information, management considers it probable that the Company will be unable to collect all principal and interest due according to the contractual terms of the loan. If necessary, a valuation adjustment is made to reduce the carrying value of an impaired loan to the lower of unpaid principal balance or

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2005, 2004 and 2003

estimated net realizable value based on appraisal of the collateral property. If the impairment is considered to be temporary, the valuation adjustment is reported as an unrealized loss. Valuation adjustments for impairments considered to be other-than-temporary are reported as realized losses. The reported value of mortgage loans was reduced by $2 million for valuation adjustments at each of December 31, 2005 and 2004.

The maximum and minimum interest rates for mortgage loans originated during 2005 were 7.8% and 3.7%, respectively, while these rates during 2004 were 8.8% and 2.3%, respectively. The aggregate ratio of amounts loaned to the value of collateral for mortgage loans originated during 2005 and 2004 were 59% and 65%, respectively, with a maximum of 100% for any single loan during each of 2005 and 2004.

Real Estate

Real estate investments are reported in the financial statements at cost, less any valuation adjustment, encumbrances and accumulated depreciation of buildings and other improvements using a straight-line method over the estimated useful lives of the improvements. An investment in real estate is considered impaired when, based on current information, the estimated fair value of the property is lower than depreciated cost. The estimated fair value is primarily based upon the present value of future cash flow (for commercial properties) or the capitalization of stabilized net operating income (for multi-family residential properties). When the Company determines that an investment in real estate is impaired, a valuation adjustment is made to reduce the carrying value to estimated fair value, net of encumbrances. Valuation adjustments are reported as a realized loss. The reported value of real estate investments was reduced by $27 million for valuation adjustments at each of December 31, 2005 and 2004.

At December 31, 2005 and 2004, the reported value of real estate included $185 million and $190 million, respectively, of real estate properties occupied by the Company.

Leveraged Leases

Leveraged leases primarily represent investments in commercial aircraft or real estate properties that are leased to third parties and serve as collateral for non-recourse borrowings. Leveraged leases are valued at the present value of future minimum lease payments plus the residual value of the leased asset and classified as other investments in the consolidated statement of financial position. At December 31, 2005 and 2004, the reported value of leveraged leases was $342 million and $458 million, respectively. When the Company determines that an investment in leveraged leases is impaired, the lease value is recalculated with a valuation adjustment made to reduce the statement value. Valuation adjustments are reported as a realized loss. At December 31, 2005 and 2004, the reported value of leveraged leases was reduced by $106 million and $98 million, respectively, of valuation adjustments.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2005, 2004 and 2003

Capital Gains and Losses

Realized investment gains and losses for the years ended December 31, 2005, 2004 and 2003 were as follows:

	For the year ended December 31, 2005		Net Realized Gains (Losses)	For the year ended December 31, 2004		Net Realized Gains (Losses)	For the year ended December 31, 2003		Net Realized Gains (Losses)
	Realized Gains	Realized Losses		Realized Gains	Realized Losses		Realized Gains	Realized Losses
	(in millions)
Bonds	$454	$(536)	$(82)	$816	$(369)	$447	$1,369	$(861)	$508
Common and preferred stocks	909	(196)	713	521	(211)	310	397	(402)	(5)
Mortgage loans	3	(1)	2	—	(1)	(1)	12	—	12
Real estate	64	(1)	63	48	(8)	40	198	—	198
Other investments	140	(177)	(37)	325	(522)	(197)	145	(286)	(141)

	$1,570	$(911)	659	$1,710	$(1,111)	599	$2,121	$(1,549)	572

Less: IMR gains (losses)			(61)			317			538
Less: Capital gains taxes (benefit)			410			188			(105)

Net realized capital gains			$310			$94			$139

Proceeds from the sale of bond investments totaled $72 billion, $47 billion and $83 billion for the years ended December 31, 2005, 2004 and 2003, respectively.

Realized losses (before capital gains taxes) included $276 million, $116 million and $405 million of valuation adjustments for declines in fair value of investments that were considered to be other-than-temporary for the years ended December 31, 2005, 2004 and 2003, respectively.

The amortized cost and estimated fair value of bonds and common and preferred stocks for which the estimated fair value had temporarily declined and remained below cost as of December 31, 2005 and 2004, were as follows:

	December 31, 2005
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$26,488	$25,975	$(513)	$5,752	$5,486	$(266)
Common and preferred stocks	68	64	(4)	81	62	(19)

Total	$26,556	$26,039	$(517)	$5,833	$5,548	$(285)

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2005, 2004 and 2003

	December 31, 2004
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$13,173	$12,953	$(220)	$1,698	$1,616	$(82)
Common and preferred stocks	746	704	(42)	375	318	(57)

Total	$13,919	$13,657	$(262)	$2,073	$1,934	$(139)

Changes in net unrealized investment gains and losses for the years ended December 31, 2005, 2004 and 2003 were as follows:

	For the year ended December 31,
	2005	2004	2003
	(in millions)
Bonds	$(43)	$42	$188
Common and preferred stocks	304	818	1,372
Other investments	198	75	163

	459	935	1,723
Change in deferred taxes	(116)	(290)	(552)

	$343	$645	$1,171

Securities Lending

The Company has entered into securities lending agreements whereby certain investment securities are loaned to third parties, primarily major brokerage firms. The aggregate statement value of loaned securities was $2.9 billion and $2.5 billion at December 31, 2005 and 2004, respectively. The Company’s policy requires a minimum of 102% of the fair value of the loaned securities, calculated on a daily basis, as collateral in the form of either cash or securities held by the Company or a trustee. At December 31, 2005 and 2004, unrestricted cash collateral held by the Company of $2.9 billion and $2.6 billion, respectively, is classified as cash and invested assets and the offsetting collateral liability of $2.9 billion and $2.6 billion, respectively, is classified as other liabilities in the consolidated statement of financial position. At December 31, 2005 and 2004, additional non-cash collateral of $539 million and $359 million, respectively, was held on the Company’s behalf by a trustee and is not included in the consolidated statement of financial position.

5.	Derivative Financial Instruments

In the normal course of business, the Company enters into derivative transactions, generally to mitigate the risk to assets and surplus from fluctuations in interest rates, foreign currency exchange rates and other market risks. On the statutory basis of accounting, derivatives used for hedging purposes are classified as “cash flow” hedges, which mitigate the risk of variability in future cash flows from the position being hedged, or “fair value” hedges, which mitigate the risk of changes in fair value of the position being hedged. Derivatives classified as hedges that meet the specific requirements for hedge accounting are accounted for in a manner that is consistent

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2005, 2004 and 2003

with the item being hedged (e.g., at amortized cost or fair value). Derivatives used as hedges, but that do not meet the specific requirements for hedge accounting, are accounted for at fair value.

In addition to hedging, the Company uses derivatives for the purpose of investment “replication.” A replication is a derivative transaction that, when entered into in conjunction with other investments, serves to replicate in the aggregate the characteristics of otherwise permissible investments. Derivatives used as part of a replication are accounted for in a manner consistent with the replicated asset (e.g., at amortized cost or fair value).

The reported statement value of derivatives is classified as other investments in the consolidated statement of financial position.

Fair value is estimated as the amount that the Company would expect to receive or pay upon termination of the derivative contract as of the reporting date. Changes in fair value on open derivative positions accounted for at fair value are reported as unrealized capital gains or losses. Upon maturity or termination of derivative positions accounted for at fair value, capital gains and losses are reported as realized.

The Company does not take positions in derivatives for income generation purposes.

The Company held the following derivative positions at December 31, 2005 and 2004:

	December 31, 2005			December 31, 2004
Derivative Instrument	Notional Amount	Statement Value	Fair Value	Notional Amount	Statement Value	Fair Value
	(in millions)
Cash Flow Hedges:
Interest rate floors	$1,250	$20	$34	$925	$17	$36
Swaptions	818	33	19	681	30	21
Foreign currency swaps	312	—	(10)	93	—	(14)
Construction loan forwards	19	—	1	82	—	3
Foreign currency covers	67	—	67	12	—	12
Interest rate swaps	292	3	11	351	—	9
Interest rate basis swaps	80	—	—	80	—	—
Commodity swaps	3	1	1	3	—	—
Fair Value Hedges:
Credit default swaps	220	(3)	(3)	220	(3)	(3)
Foreign currency forwards	1,735	13	13	4,171	(72)	(72)
Fixed income futures	1,775	—	—	345	—	—
Short equity index futures	441	—	—	—	—	—
Purchased put options	—	—	—	—	—	—
Replications:
Fixed income	136	—	(1)	210	—	2
Long equity futures	5	—	—	152	—	—
Long fixed income futures	—	—	—	—	—	—

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2005, 2004 and 2003

The notional amounts of derivative financial instruments are used to contractually denominate the transactions and do not represent the amounts exchanged between the parties.

Cash Flow Hedges:

Interest rate floors are used to mitigate the asset/liability risks of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Floors entitle the Company to receive settlement payments from the counterparties if interest rates decline below a specified level. Interest rate floors qualify for hedge accounting.

Swaptions are used to mitigate the asset/liability risks of a significant and sustained increase or decrease in interest rates for certain of the Company’s insurance products. A swaption is a contractual agreement whereby one party holds an option to enter into an interest rate swap with another party on predefined terms. Swaptions qualify for hedge accounting.

Foreign currency swaps are used to mitigate exposure to variable U.S. dollar cash flows from certain bonds denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Foreign currency swaps qualify for hedge accounting.

Construction loan forwards are entered into to mitigate exposure to market fluctuations for the forecasted purchase of GNMA loan certificates. Construction loan forwards entitle the Company to purchase GNMA loan certificates at a predetermined price at a date in the future that does not exceed 10 years. Construction loan forwards qualify for hedge accounting.

Foreign currency covers are used to mitigate the foreign exchange risk on trades of investments denominated in foreign currencies. Foreign currency covers obligate the Company to pay or receive a specified amount of foreign currency at a future date at a specified exchange rate. Foreign currency covers qualify for hedge accounting.

Interest rate swaps are used to mitigate exposure to interest rate risk on certain floating and fixed rate bonds. An interest rate swap is a contractual agreement to pay a rate of interest based upon a reference index in exchange for a fixed rate of interest established at the origination of the contract. Certain of the Company’s interest rate swaps qualify for hedge accounting, while others do not. Unrealized gains of $2 million and $1 million were recognized during 2005 and 2004, respectively, on contracts that did not qualify for hedge accounting.

Interest rate basis swaps are used to mitigate the basis risk on certain hedges of variable rate preferred stocks. An interest rate basis swap is a contractual agreement to pay a rate of return based upon one reference index in exchange for receiving a rate of return based upon a different reference index. Interest rate basis swaps do not qualify for hedge accounting. No unrealized gains or losses were recognized during 2005 or 2004 on these contracts.

Commodity swaps are used to mitigate exposure to market fluctuations for the forward sale of crude oil and natural gas production. They are contractual agreements whereby one party pays a floating commodity price in exchange for a specified fixed commodity price. Commodity swaps do not qualify for hedge accounting. An unrealized gain of $1 million and unrealized losses of $400 thousand were recognized during 2005 and 2004, respectively, on these contracts.

Fair Value Hedges:

Credit default swaps are used to mitigate the credit risk associated with investments in bonds of specific issuers. A credit default swap allows the Company to put the bond to a counterparty at par upon a “credit event” sustained by the bond issuer. A credit event is defined as bankruptcy,

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2005, 2004 and 2003

failure to pay or obligation acceleration. Certain of the Company’s credit default swaps qualify for hedge accounting, while others do not. Unrealized gains of $1 million and unrealized losses of $3 million were recognized during 2005 and 2004, respectively, on contracts that did not qualify for hedge accounting.

Foreign currency forwards are used to mitigate the foreign exchange risk for portfolios of investments denominated in foreign currencies. Foreign currency forward contracts obligate the Company to deliver a specified amount of foreign currency at a future date at a specified exchange rate. Foreign currency forward contracts do not qualify for hedge accounting. Unrealized gains of $85 million and unrealized losses of $29 million were recognized during 2005 and 2004, respectively, on these contracts.

Fixed income futures are used to mitigate interest rate risk for a portion of the Company’s fixed maturity investment portfolio. Fixed income futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. Fixed income futures contracts do not qualify for hedge accounting. Unrealized losses of $9 million and $2 million were recognized during 2005 and 2004, respectively, on these contracts.

Short equity index futures are used to mitigate exposure to market fluctuations for the Company’s portfolio of common stocks. Futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. These futures contracts do not qualify for hedge accounting. Unrealized losses of $1 million and $0 were recognized during 2005 and 2004, respectively, on these contracts.

Purchased put options are used to mitigate exposure to credit risk associated with a specific security. Purchased put options give the Company the ability to sell a financial instrument at a specified future date for a specified price. These options do not qualify for hedge accounting. No unrealized gains or losses were recognized during 2005 or 2004 on these contracts.

Replications:

Fixed income replications are used to replicate a bond investment through the use of credit default swaps, interest rate swaps, credit default indexes and cash market instruments. These replication transactions, including the derivative components, are reported at amortized cost. The average fair value of such contracts was ($4) million and $3 million during 2005 and 2004, respectively. A realized loss of $10 million and a realized gain of $300 thousand were recognized during 2005 and 2004, respectively, on the termination of these contracts.

Long equity futures replications are used to gain equity market investment exposure. These replication transactions are reported at fair value, with changes in fair value reflected as a component of unrealized gains and losses until such time as the contracts are terminated. The average fair value of such contracts was $230 million and $141 million during 2005 and 2004, respectively. Realized losses of $2 million and realized gains of $15 million were recognized during 2005 and 2004, respectively, on the termination of these contracts.

Long fixed income futures replications are used to manage the duration of the fixed income portfolio and mitigate exposure to interest rate changes. These replication transactions are reported at fair value, with changes in fair value reflected as a component of unrealized gains and losses until such time as the contracts are terminated. The average fair value of such contracts was $342 million and $384 million during 2005 and 2004, respectively. Realized gains of $7 million and $6 million were recognized during 2005 and 2004, respectively, on the termination of these contracts.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2005, 2004 and 2003

6.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2005 and 2004 are summarized below:

	December 31,
	2005	2004
	(in millions)
Life insurance reserves	$83,590	$77,418
Annuity reserves and deposit liabilities	5,193	5,037
Disability income and long-term care unpaid claims and claim reserves	3,373	3,234
Disability income and long-term care active life reserves	1,988	1,899

Total reserves for policy benefits	$94,144	$87,588

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner’s Reserve Valuation Method (“CRVM”) using the 1958, 1980 or 2001 CSO mortality tables with interest rates ranging from 3.5% to 5.5%. Other life insurance reserves are primarily based on the net level premium method, using various mortality tables at interest rates ranging from 2% to 4.5%. As of December 31, 2005, the Company had $930 billion of total life insurance in-force, including $12 billion of life insurance in-force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation rate of interest times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

Additional premiums are charged for substandard lives for policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

Deferred annuity reserves on contracts issued since 1985 are primarily based on the Commissioner’s Annuity Reserve Valuation Method with interest rates ranging from 3.5% to 6.25%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present value of expected benefit payments with interest rates ranging from 3.5% to 7.5%. Changes in future policy benefits on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2005, 2004 and 2003

At December 31, 2005 and 2004, the withdrawal characteristics of the Company’s general account annuity reserves and deposit liabilities were as follows:

	December 31,
	2005	2004
	(in millions)
Subject to discretionary withdrawal
- with market value adjustment	$1,276	$1,290
- without market value adjustment	2,508	2,413
Not subject to discretionary withdrawal	1,409	1,334

Total	$5,193	$5,037

Unpaid claims and claim reserves for disability income policies are based on the present value of expected benefit payments, primarily using the 1985 Commissioner’s Individual Disability Table A (“CIDA”), modified for Company experience in the first four years of disability, with interest rates ranging from 3% to 5.5%. Unpaid claims and claim reserves for long-term care policies are based on the present value of expected benefit payments using industry-based long-term care experience with a 4.5% interest rate.

Reserves for unpaid claims, losses and loss adjustment expenses on disability income and long-term care insurance were $3.4 billion and $3.2 billion at December 31, 2005 and 2004, respectively. The table below provides a summary of the changes in these reserves for the years ended December 31, 2005 and 2004.

	For the year ended December 31,
	2005	2004
	(in millions)
Balance at January 1	$3,234	$3,083
Incurred related to:
Current year	462	472
Prior year	68	45

Total incurred	530	517
Paid related to:
Current year	(18)	(18)
Prior year	(373)	(348)

Total paid	(391)	(366)

Balance at December 31	$3,373	$3,234

The changes in reserves for incurred claims related to prior years are generally the result of ongoing analysis of recent loss development trends.

Active life reserves for disability income policies issued since 1987 are primarily based on the two-year preliminary term method using the 1985 CIDA for morbidity with a 4.0% interest rate. Active life reserves for prior disability income policies are based on the net level premium

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2005, 2004 and 2003

method, using the 1964 Commissioner’s Disability Table for morbidity with interest rates ranging from 3.0% to 4.0%.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premium. Mid-terminal reserves are based on the one-year preliminary term method, industry-based morbidity experience, total terminations based on the 1983 Individual Annuity Mortality table without lapses or the 1983 Group Annuity Mortality table with lapses, with an interest rate of either 4.0% or 4.5%. For reserves using lapse assumptions, a separate calculation is performed using interest rates ranging from 5.2% to 6.0% and excluding lapses. Reserves resulting from the separate calculation are compared in the aggregate to the statutory minimum and the greater of the two is held.

7.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest, and are reported as an asset in the consolidated statement of financial position.

Deferred and uncollected premiums at December 31, 2005 and 2004 were as follows:

	December 31, 2005		December 31, 2004
	Gross	Net	Gross	Net
	(in millions)
Ordinary new business	$171	$81	$162	$76
Ordinary renewal	1,647	1,348	1,570	1,283

	$1,818	$1,429	$1,732	$1,359

8.	Separate Accounts

Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2005 and 2004:

	December 31,
	2005	2004
	(in millions)
Subject to discretionary withdrawal
- with market value adjustment	$13,098	$11,987
- without market value adjustment	—	—
Not subject to discretionary withdrawal	2,434	2,109
Non-policy liabilities	221	222

Total separate account liabilities	$15,753	$14,318

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits underwritten by the Company. General account reserves for policy benefits included $8 million attributable to these benefits at each of December 31, 2005 and 2004.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2005, 2004 and 2003

Premiums and other considerations received from variable life and variable annuity policyowners during the years ended December 31, 2005 and 2004 were $1.6 billion and $1.3 billion, respectively. These amounts are reported as premiums in the consolidated statement of operations. The subsequent transfer of these receipts to the separate accounts is reported in transfers to separate accounts in the consolidated statement of operations, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners.

Following is a summary reconciliation of amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amount reported as net transfers to separate accounts in the accompanying consolidated statement of operations for the years ended December 31, 2005, 2004 and 2003:

	For the year ended December 31,
	2005	2004	2003
	(in millions)
From Separate Account Annual Statement:
Transfers to separate accounts	$1,721	$1,428	$1,224
Transfers from separate accounts	(1,043)	(1,012)	(1,125)

	678	416	99
Reconciling adjustments:
Investment management and administrative charges	—	—	73
Mortality, breakage and taxes	(14)	6	116

Net transfers to separate accounts	$664	$422	$288

9.	Employee and Representative Benefit Plans

The Company sponsors noncontributory defined benefit retirement plans (“plans”) for all eligible employees and financial representatives. These include tax-qualified plans, as well as nonqualified plans that provide benefits to certain participants in excess of ERISA limits for qualified plans. The Company’s funding policy for the tax qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company contributed $180 million and $38 million to the qualified employee retirement plan during 2005 and 2004, respectively, and expects to contribute $38 million in 2006.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, financial representatives and eligible dependents. Substantially all employees and financial representatives will become eligible for these benefits if they reach retirement age while working for the Company.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2005, 2004 and 2003

Aggregate assets and projected benefit obligations of the defined benefit plans and for postretirement benefits at December 31, 2005 and 2004, and changes in assets and obligations for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2005	2004	2005	2004
	(in millions)
Fair value of plan assets at January 1	$1,950	$1,738	$22	$20
Changes in plan assets:
Actual return on plan assets	173	208	1	4
Company contributions	180	38	—	—
Actual plan benefits paid	(39)	(34)	(2)	(2)

Fair value of plan assets at December 31	$2,264	$1,950	$21	$22

Projected benefit obligation at January 1	$2,041	$1,729	$196	$166
Changes in benefit obligation:
Service cost of benefits earned	72	70	20	18
Interest cost on projected obligations	118	111	11	11
Projected plan benefits paid	(45)	(40)	(11)	(10)
Experience losses (gains)	47	171	(8)	11

Projected benefit obligation at December 31	$2,233	$2,041	$208	$196

Plan assets are invested primarily in common stocks and corporate debt securities through a separate account of the Company. The investment objective of the plans is to maximize long-term total rate of return, consistent with prudent investment risk management and in accordance with ERISA requirements. Investments are made for the sole interest of the plans’ participants.

While significant exposure to publicly traded equity securities is warranted by the long-term nature of expected benefit payments, diversification across asset classes is maintained to provide a risk/reward profile consistent with the objectives of the plans’ participants. Diversified equity investments are subject to an aggregate maximum exposure of 75%, with holdings in any one corporate issuer not to exceed 3% of total assets. Asset mix is rebalanced regularly to maintain holdings within target asset allocation ranges. The measurement date for plan assets is December 31, with the fair value of plan assets based primarily on quoted market values.

Plan assets by asset class at December 31, 2005 and 2004 were as follows:

	Defined Benefit Plans				Postretirement Benefit Plans
	2005	% of FV	2004	% of FV	2005	% of FV	2004	% of FV
	(in millions)
Bonds	$965	43%	$856	44%	$9	42%	$9	43%
Preferred stock	7	0%	7	0%	—	0%	—	0%
Public common stock	1,239	55%	1,058	54%	12	58%	13	57%
Private equities and other	53	2%	29	2%	—	0%	—	0%

Total assets	$2,264	100%	$1,950	100%	$21	100%	$22	100%

The projected benefit obligation (“PBO”) represents the actuarial net present value of future benefit obligations. For defined benefit plans, PBO includes assumptions as to future salary increases. This measure is consistent with the ongoing concern assumption and is mandated for

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2005, 2004 and 2003

measuring pension obligations. The accumulated benefit obligation (“ABO”) is similar to the calculation of the PBO, but is based only on current salaries, with no assumption of future salary increases. The aggregate ABO for the defined benefit plans of the Company was $1.8 billion and $1.6 billion at December 31, 2005 and 2004, respectively.

The following table summarizes assumptions used in estimating the projected benefit obligations at December 31, 2005, 2004 and 2003:

	Defined Benefit Plans			Postretirement Benefit Plans
	2005	2004	2003	2005	2004	2003
Discount rate	5.75%	6.00%	6.50%	5.75%	6.00%	6.50%
Long-term rate of return on plan assets	8.00%	8.00%	8.00%	8.00%	8.00%	8.00%
Annual increase in compensation	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%

The long-term rates of return on plan assets are estimated assuming an allocation of plan assets among asset classes consistent with December 31, 2005. Returns are estimated by asset class based on the current risk free interest rate plus a risk premium. The risk premium is based on historical returns and other factors such as expected reinvestment returns and anticipated asset manager performance.

The projected benefit obligation for postretirement benefits at December 31, 2005 and 2004 assumed an annual increase in future retiree medical costs of 10%, grading down to 5% over five years and remaining level thereafter. A further increase in the assumed healthcare cost trend of 1% in each year would increase the accumulated postretirement benefit obligation as of December 31, 2005 by $19 million and net periodic postretirement benefit expense during 2005 by $3 million. A decrease in the assumed healthcare cost trend of 1% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2005 and net periodic postretirement benefit expense during 2005 by the same amounts.

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liability reported by the Company at December 31, 2005 and 2004:

	Defined Benefit Plans		Postretirement Benefit Plans
	2005	2004	2005	2004
	(in millions)
Fair value of plan assets at December 31	$2,264	$1,950	$21	$22
Projected benefit obligation at December 31	2,233	2,041	208	196

Funded status	31	(91)	(187)	(174)
Unrecognized net experience losses	513	466	44	50
Unrecognized initial net asset	(557)	(577)	—	—
Additional minimum liability	(10)	(16)	—	—
Nonadmitted asset	(326)	(114)	—	—

Net pension liability	$(349)	$(332)	$(143)	$(124)

Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or growth in benefit liabilities have varied from related

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2005, 2004 and 2003

assumptions. These differences accumulate without recognition in the Company’s financial statements unless they exceed 10% of plan assets or projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit costs over the remaining average years of service until retirement of the plan participants, which is currently fourteen years for employee plans and twelve years for field representative plans.

Unrecognized initial asset represents the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of the statutory basis of accounting for pensions as of January 1, 2001. The Company has elected not to record a direct credit to surplus for this excess, electing instead to amortize this unrecognized initial asset as a credit to net periodic benefit cost in a systematic manner until exhausted.

An additional minimum liability is required if a plan’s accumulated benefit obligation exceeds plan assets or accrued pension liabilities. This liability was $10 million, $16 million and $7 million at December 31, 2005, 2004 and 2003, respectively. Changes in the liability are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Any net pension assets for funded plans are nonadmitted and are thereby excluded from reported assets and surplus in the consolidated statement of financial position.

The components of net periodic benefit costs for the years ended December 31, 2005, 2004 and 2003 were as follows:

	Defined Benefit Plans			Postretirement Benefits
	2005	2004	2003	2005	2004	2003
	(in millions)
Components of net periodic benefit cost:
Service cost of benefits earned	$72	$70	$64	$20	$18	$15
Interest cost on projected obligations	118	111	103	11	11	10
Amortization of experience gains and losses	15	13	34	1	1	2
Amortization of initial net asset	(20)	(21)	(46)	—	—	—
Expected return on plan assets	(166)	(138)	(113)	(4)	(1)	(1)

Net periodic expense	$19	$35	$42	$28	$29	$26

The expected benefit payments by the defined benefit plans and the postretirement plans for the years 2006 through 2015 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans
	(in millions)
2006	$52	$11
2007	58	13
2008	65	14
2009	72	16
2010	80	17
2011-2015	581	115

	$908	$186

The Company also sponsors a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for financial representatives. For the years ended

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2005, 2004 and 2003

December 31, 2005, 2004 and 2003 the Company expensed total contributions to these plans of $25 million, $24 million and $23 million, respectively.

10.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding insurance coverage to various reinsurers. The Company retains a maximum of $35 million of coverage per individual life and a maximum of $50 million of coverage per joint life. The Company also cedes a portion of its exposure to group disability benefits on a coinsurance basis and has an excess reinsurance contract for certain individual disability income policies issued prior to 1999 with retention limits varying based upon coverage type. The Company also participates in catastrophic risk sharing pools.

Amounts shown in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2005 and 2004 were reported net of ceded reserves of $1.3 billion and $1.2 billion, respectively.

The effects of reinsurance on premium revenue and benefits expense for the years ended December 31, 2005, 2004 and 2003 were as follows:

	For the year ended December 31,
	2005	2004	2003
	(in millions)
Direct premium revenue	$12,078	$11,397	$10,959
Premiums ceded	(715)	(715)	(652)

Net premium revenue	$11,363	$10,682	$10,307

Direct benefit expense	12,161	11,568	11,110
Benefits ceded	(475)	(478)	(483)

Net benefit expense	$11,686	$11,090	$10,627

In addition, the Company reported $182 million, $207 million and $184 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2005, 2004 and 2003, respectively. These amounts are classified as other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. There were no reinsurance recoverables at December 31, 2005 and 2004 that were considered by management to be uncollectible.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2005, 2004 and 2003

11.	Income Taxes

The Company files a consolidated federal income tax return including the following entities:

Northwestern Mutual Investment Services, LLC	Frank Russell Company
Northwestern International Holdings, Inc.	Bradford, Inc.
NML Real Estate Holdings, LLC and subsidiaries	Network Planning Advisors, LLC
NML Securities Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
Northwestern Investment Management Company, LLC	NML – CBO, LLC
Northwestern Mutual Wealth Management Company	JYD Assets, LLC

The Company collects from or refunds to these subsidiaries their share of consolidated income taxes determined under written tax-sharing agreements. During 2004, the Company sold its majority interest in Baird Holding Company (see Note 14). Prior to the sale, Baird Holding Company was included in the Company’s consolidated income tax return. Federal income tax returns for years through 2001 are closed as to further assessment of tax. The liability for income taxes payable in the consolidated statement of financial position reflects taxes payable at the reporting date plus a provision for additional taxes that may become due with respect to the open tax years.

The Company accounts for deferred tax assets and liabilities, which reflect the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. The significant components of the net deferred tax asset at December 31, 2005 and 2004 were as follows:

	December 31,		Change
	2005	2004
	(in millions)
Deferred tax assets:
Policy acquisition costs	$794	$757	$37
Investment assets	135	118	17
Policy benefit liabilities	1,705	1,644	61
Benefit plan obligations	313	284	29
Guaranty fund assessments	7	10	(3)
Nonadmitted assets	63	61	2
Other	63	37	26

Gross deferred tax assets	3,080	2,911	169

Deferred tax liabilities:
Premium and other receivables	539	504	35
Investment assets	1,480	1,464	16
Other	4	7	(3)

Gross deferred tax liabilities	2,023	1,975	48

Net deferred tax assets	$1,057	$936	$121

The statutory basis of accounting limits the amount of gross deferred tax assets that can be included in Company surplus. This limit is based on a formula that takes into consideration

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2005, 2004 and 2003

available loss carryback capacity, expected timing of reversal for existing temporary differences, gross deferred tax liabilities and the level of Company surplus. At December 31, 2005 and 2004, the Company’s gross deferred tax assets did not exceed this limitation.

Changes in deferred tax assets and liabilities related to unrealized gains and losses on investments are reported as a component of changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other net changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

The major components of current income tax expense (benefit) were as follows:

	For the year ended December 31,
	2005	2004	2003
	(in millions)
Income tax	$113	$(85)	$(65)
Tax credits	(56)	(39)	(25)

Total current tax expense (benefit)	$57	$(124)	$(90)

The Company’s taxable income can vary significantly from gain from operations before taxes due to temporary and permanent differences in revenue recognition and expense deduction between tax and financial statement bases of reporting.

In previous years the Company was subject to an “equity tax” that was applied only to mutual life insurance companies. In March 2002, Congress passed legislation that suspended the equity tax for tax years 2001 through 2003. While the Company was subject to the equity tax in 2004, no related expense recognition was considered necessary. Legislation was enacted in April 2004 that permanently repealed the equity tax effective January 1, 2005.

The Company’s effective tax rates were 16%, 12% and 13% for the years ended December 31, 2005, 2004 and 2003, respectively. The effective rate is not the statutory rate applied to the Company’s taxable income or loss by the Internal Revenue Service. It is a financial statement relationship that represents the ratio between the sum of total taxes, including those that affect net income and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized gains or losses. These financial statement effective rates were different than the applicable federal tax rate of 35% due primarily to differences between book and tax recognition of net investment income and realized capital gains and losses, as well as prior year adjustments.

Income taxes paid in 2005 and prior years of $1.1 billion are available at December 31, 2005 for recoupment in the event of future tax losses.

12.	Frank Russell Company Acquisition and Goodwill

The Company acquired Frank Russell Company (“Russell”) effective January 1, 1999. Russell, a global leader in multi-manager investment services, provides investment products and services in more than 39 countries. The initial purchase price of approximately $1.0 billion was funded with a combination of cash, senior notes issued by Russell and bank debt. The purchase agreement also called for additional contingent consideration to be paid to the former owners of

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2005, 2004 and 2003

Russell based upon the financial performance of Russell during the five year period ended December 31, 2003.

The acquisition was accounted for using the statutory purchase method, whereby the excess of the acquisition price over the fair value of Russell net assets at the time of the acquisition was attributed to goodwill reported in the accounts of Russell. Further, the statutory purchase method required that the Company’s cost basis of its investment in Russell be reduced, through a direct reduction of Company surplus, for the amount by which Russell goodwill exceeded 10% of the Company’s surplus at the time of the acquisition.

The Company applied for, and was granted, permission by the OCI for an alternative accounting treatment (“permitted practice”), whereby all Russell goodwill, including any subsequent additions to goodwill resulting from payment of contingent purchase consideration, be charged off as a direct reduction of Company surplus. This permitted practice differs from that required by the NAIC “Accounting Practices and Procedures Manual,” which requires that any goodwill not in excess of 10% of the Company’s surplus be amortized using a straight-line method over the period during which the acquiring entity benefits economically or ten years, whichever is shorter.

At December 31, 2005 and 2004, the Company had made cumulative direct reductions of surplus for goodwill associated with the Russell acquisition of $981 million. These charge-offs exceeded the Company’s equity method investment basis in Russell by $531 million and $581 million at December 31, 2005 and 2004, respectively, which is classified as a reduction of the Company’s total investment in common stocks.

If the Company had not received permission for this alternative accounting treatment, Company surplus as reported in the statement of financial position would have been greater by $257 million, $320 million and $358 million at December 31, 2005, 2004 and 2003, respectively, and net income as reported in the statement of operations would have been lower by $63 million, $61 million and $53 million for the years then ended, respectively.

13.	Contingencies and Guarantees

The Company has unconditionally guaranteed repayment of $350 million of senior notes and up to $50 million of bank borrowings owed by Russell.

In the normal course of business, the Company has guaranteed certain obligations of other affiliates and made guarantees of operating leases or future minimum compensation payments on behalf of its financial representatives. The maximum exposure under these guarantees totaled approximately $386 million at December 31, 2005. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position. In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $3.7 billion at December 31, 2005 and were extended at market interest rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, losses that may ultimately result from such actions would not have a material effect on the Company’s financial position at December 31, 2005.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2005, 2004 and 2003

14.	Related Party Transactions

During 2005, the Company and other affiliates redeemed $94 million of seed money from mutual funds within the Company’s Mason Street Funds, Inc. subsidiary. The Company recognized $6 million of losses on these redemptions.

The Company has agreed to combine the Mason Street mutual funds with new or existing mutual funds of two competitors. These transactions are subject to approval by fund shareholders at a meeting that is anticipated to take place at the end of March 2006. The financial statement impact on the Company during 2006 of these combinations is expected to be immaterial. Following the exchange of Mason Street fund shares for shares in the respective competitor funds, the Company will be required to maintain investments of up to $900 million in the funds for up to three years following the closing of the transaction. At December 31, 2005 the Company held investments in Mason Street funds totaling $971 million, which are reported at fair value as common stocks in the consolidated statement of financial position.

See Note 2 regarding certain related party transactions made during 2005 in conjunction with the adoption of new accounting guidance for investments in subsidiary, controlled or affiliated entities.

On May 13, 2004 the Company sold its majority interest in Baird Holding Company (“Baird”) to Baird management and employees. At the time of the sale, the Company owned approximately 51% of Baird common stock, with Baird management and employees owning the remainder. The Company realized a $30 million gain on the sale of its remaining interest in Baird, which was included in realized capital gains in the consolidated statement of operations during 2004. The Company financed a substantial portion of the sale price through the purchase of $240 million of subordinated notes, with attached warrants, issued by Baird. These notes have interest rates of between 6.50% and 8.25% and maturities of between ten and twelve years. Notes in the amount of $210 million remain outstanding at December 31, 2005 and are classified as bonds in the consolidated statement of financial position.

During 2004, the Company refinanced a credit facility owed by Russell and provided additional capital through the purchase, at par, of $258 million of notes issued by Russell. These notes have interest rates of between 4.19% and 6.35% and maturities of between five and ten years. Notes in the amount of $191 million remain outstanding at December 31, 2005 and are classified as bonds in the consolidated statement of financial position.

During 2004, the Company transferred certain investments to a wholly-owned subsidiary as a capital contribution. The fair value of these securities was $222 million at the time of the transfer. Realized capital gains of $2 million were recognized during 2004 upon the transfer of these assets.

During 2003, the Company transferred certain investments to a majority-owned subsidiary as a capital contribution. The fair value of these securities was $219 million at the time of the transfer. Realized capital losses of $7 million were recognized during 2003 upon the transfer of these assets.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2005, 2004 and 2003

15.	Fair Value of Financial Instruments

The fair value of investment assets, including derivatives, and certain policy liabilities at December 31, 2005 and 2004 were as follows:

	December 31, 2005		December 31, 2004
	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)
Assets:
Bonds	$65,899	$67,294	$60,930	$63,791
Common and preferred stocks	8,120	10,844	7,414	9,312
Mortgage loans	18,118	18,766	17,240	18,674
Real estate	1,620	2,542	1,619	2,415
Policy loans	10,265	11,603	9,750	10,771
Other investments	6,935	8,393	5,774	6,730
Cash and temporary investments	2,124	2,124	2,949	2,949
Liabilities:
Investment-type insurance reserves	$4,100	$3,892	$4,023	$3,824

The fair value of bonds is generally based upon values published by the SVO of the NAIC and upon quoted market prices when no SVO value is available. The estimated fair value of common and preferred stocks are based upon quoted market prices if available. For those not actively traded, fair value is estimated using independent pricing services or internally developed pricing models. See Note 12 regarding the statement value of the Company’s investment in Russell. The fair value of mortgage loans is estimated by discounting estimated future cash flows using market interest rates for debt with comparable credit risk and maturities. Real estate fair value is estimated by discounting estimated future cash flows using market interest rates. Policy loan fair value is estimated based on discounted projected cash flows using market interest rates and assumptions regarding future loan repayments based on Company experience. Other investments include real estate joint ventures, which are valued by discounting estimated future cash flows using market interest rates, as well as other joint ventures and partnerships, for which the equity accounting basis approximates fair value. Other investments also include derivative financial instruments, for which fair value is estimated as the amount that the Company would expect to receive or pay upon termination of the derivative contract as of the reporting date.

The estimated fair value of investment-type insurance reserves is estimated by discounting estimated future cash flows at market interest rates for similar instruments with comparable maturities.

PRICEWATERHOUSECOOPERS

PricewaterhouseCoopers LLP
100 E. Wisconsin Ave., Suite 1800
Milwaukee, WI 53202
Telephone (414) 212 1600
Facsimile (414) 212 1880

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Policyowners of

    The Northwestern Mutual Life Insurance Company

We have audited the accompanying statutory consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary (“the Company”) as of December 31, 2005 and 2004, and the related consolidated statutory statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 2005. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with accounting principles generally accepted in the United States of America. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the consolidated financial statements referred to above do not present fairly in conformity with accounting principles generally accepted in the United States of America, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2005 and 2004, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 2005. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2005 and 2004 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, on the basis of accounting described in Note 1.

/s/ PRICEWATERHOUSECOOPERS LLP

January 24, 2006

PART C

OTHER INFORMATION

Item 26.	Exhibits

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To

(a)(1)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company amending Northwestern Mutual Variable Life Account Operating Authority	Exhibit (a)(1) to Form N-6 Post-Effective Amendment No. 30 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed on February 21, 2006

(a)(2)	Resolution of Board of Trustees of The Northwestern Mutual Life Insurance Company establishing the Account	Exhibit A(1) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed on October 1, 1997

(b)	Not Applicable

(c)	Form of Distribution Agreement Between The Northwestern Life Insurance Company and Northwestern Mutual Investment Services, LLC	Exhibit (b)(3) to Form N-4 Post-Effective Amendment No. 14 for NML Variable Annuity Account A, File No. 333-72913, filed on April 27, 2006

(d)(1)(a)

Form of Policies –

(1)    Extra Ordinary Variable Life Insurance Policy (Variable Whole Life Policy with Extra Life Protection), MM17, with application

(2)    Extra Ordinary Variable Life Insurance Policy (Variable Whole Life Policy with Extra Life Protection), MP17, with application (for employers)

(3)    Single Premium Variable Whole Life Insurance Policy, MM16, with application

(4)    Single Premium Variable Whole Life Insurance Policy, MP16, with application (for employers)

(5)    Form of notice of short-term cancellation right

(6)    Forms of Optional Riders:

(i)     Waiver of Premium Benefit

(ii)    Accidental Death Benefit

(iii)  Additional Purchase Benefit

(iv)   Term Insurance Benefit

(7)    Form of Amendment to Variable Life and Variable EOL Form MM.305.(0593)

Exhibits (d)(1), (d)(2), (d)(3), (d)(4), (d)(5), (d)(6), (d)(7), (d)(8), (d)(9), (d)(10) and (d)(11) to Form N-6 Post-Effective Amendment No. 26 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed on February 28, 2003

(8)    Form of Amendment to Single Premium Variable Life Form MM.306.(0593)

(9)    Form of Amendment to Variable Whole Life Form MM.305.(0594)

(10)  Form of Amendment to Variable Whole Life Form MM.305.(0594)

(11)  Form of Amendment to Variable Single Premium Life Form MM.306.(0594)

(d)1(b)	Amendment to Variable Life and Variable EOL Policy	Exhibit A(5)(a) to Form S-6 Post-Effective Amendment No. 21 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed February 25, 1999

(e)	Form of Life Insurance Application forms	Exhibits (d)(1), (d)(2), (d)(3) and (d)(4) to Form N-6 Post-Effective Amendment No. 26 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed on February 28, 2003

(f)1(a)	Restated Articles of Incorporation of The Northwestern Mutual Life Insurance Company (adopted July 26, 1972)	Exhibit A(6)(a) to Form S-6 Post-Effective Amendment No. 18 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 26, 1996

(f)1(b)	Amended By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002	Exhibit (f) to Form N-6 Post-Effective Amendment No. 26 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed February 28, 2003

(g)	Form of Reinsurance Agreement	Exhibit (g) to Form N-6 Post-Effective Amendment No. 26 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed February 28, 2003

(h)1(a)	Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(a) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005

(h)1(b)	Participation Agreement dated May 1, 2003 among Variable Insurance Products Funds, Fidelity Distributors and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(b) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005

(h)1(c)	Administrative Service Fee Agreement dated February 28, 1999 between The Northwestern Mutual Life Insurance Company and Frank Russell Company	Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005

(i)	Not Applicable

(j)1(a)	Agreement entered into on February 13, 1984 among Northwestern Mutual Variable Life Account, The Northwestern Mutual Life Insurance Company and NML Equity Services, Inc. (n/k/a Northwestern Mutual Investment Services, LLC)	Exhibit A(8) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed October 1, 1997

(j)1(b)	Description of Method of Computing Adjustment upon Conversion	Exhibit (j) to Form N-6 Post-Effective Amendment No. 26 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed February 28, 2003

(k)	Opinion and Consent of Robert J. Berdan, Esq. dated April 25, 2006	Filed herewith

(l)	Not Applicable

(m)	Not Applicable

(n)	Consent of PricewaterhouseCoopers LLP dated April 27, 2006	Filed herewith

(o)	Not Applicable

(p)	Not Applicable

(q)	Memorandum describing Issuance, Transfer and Redemption Procedures for Variable Life Insurance Contracts Pursuant to Rule 6e-2(b)(12)(ii) and Method of Computing the Adjustment in Payments and Cash Values for Conversions Pursuant to Rule 6e-2(b)(13)(v)(B)	Filed herewith

Item 27.	Directors and Officers of the Depositor

The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company without regard to their activities relating to variable life insurance policies or their authority to act or their status as “officers” as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES – As of April 1, 2006

Name	Business Address

Edward E. Barr	2050 Center Avenue
Suite 567
Fort Lee, NJ 07024

John M. Bremer	The Northwestern Mutual Life
Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202

Peter W. Bruce	The Northwestern Mutual Life
Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202

Robert C. Buchanan	Fox Valley Corporation
100 West Lawrence Street (54911)
P.O. Box 727
Appleton, WI (54912-0727)

George A. Dickerman	68 Normandy Road
Longmeadow, MA 01106-1259

David J. Drury	Poblocki & Sons, LLC
922 South 70th Street
Milwaukee, WI 53214

Connie K. Duckworth	ARZU
77 Stone Gate Lane
Lake Forest, IL 60045

James D. Ericson	777 East Wisconsin Avenue
Suite 3010
Milwaukee, WI 53202

David A. Erne	Reinhart Boener Van Deuren, sc
1000 North Water Street
Suite 2100
Milwaukee, WI 53202

J. E. Gallegos	Gallegos Law Firm
460 St. Michaels Drive
Building 300
Santa Fe, NM 87505

James P. Hackett	Steelcase, Inc.
901 – 44th Street
Grand Rapids, MI 49508

Hans Helmerich	Helmerich & Payne, Inc.
1437 South Boulder
Tulsa, OK 74119

Stephen F. Keller	101 South Las Palmas Avenue
Los Angeles, CA 90004

Barbara A. King	Landscape Structures, Inc.
Route 3
601-7th Street South
Delano, MN 55328

Margery Kraus	APCO Worldwide
700 12th Street, NW, Suite 800
Washington, DC 20005

J. Thomas Lewis	228 St. Charles Avenue
Suite 1024
New Orleans, LA 70130

Daniel F. McKeithan, Jr.	Tamarack Petroleum Company, Inc.
777 East Wisconsin Avenue
Suite 1920
Milwaukee, WI 53202

Ulice Payne, Jr.	Addison-Clifton, L.L.C.
13555 Bishop’s Court
Suite 245
Brookfield, WI 53005

H. Mason Sizemore, Jr.	2054 N.W. Blue Ridge Drive
Seattle, WA 98177

Peter M. Sommerhauser	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202-3590

John E. Steuri	52 River Ridge Road
Little Rock, AR 72227-1518

John J. Stollenwerk	Allen-Edmonds Shoe Corporation
201 East Seven Hills Road
P.O. Box 998
Port Washington, WI 53074-0998

Barry L. Williams	Williams Pacific Ventures, Inc.
4 Embarcadero Center, Suite 3700
San Francisco, CA 94111

Kathryn D. Wriston	c/o Shearman & Sterling
599 Lexington Avenue, Room 1064
New York, NY 10022

Edward J. Zore	The Northwestern Mutual Life
Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202

EXECUTIVE OFFICERS – As of April 1, 2006

Name	Title
Edward J. Zore	President and Chief Executive Officer
John M. Bremer	Chief Operating Officer (Chief Compliance Officer)
Peter W. Bruce	Chief Insurance Officer
Deborah A. Beck	Executive Vice President (Planning and Technology)
William H. Beckley	Executive Vice President (Agencies)
Mason G. Ross	Executive Vice President & Chief Investment Officer
Mark G. Doll	Senior Vice President (Public Markets)
Christine H. Fiasca	Senior Vice President (Agency Services)
Richard L. Hall	Senior Vice President (Life Product)
William C. Koenig	Senior Vice President & Chief Actuary
Jean M. Maier	Senior Vice President (Insurance Operations)
Meridee J. Maynard	Senior Vice President
Gregory C. Oberland	Senior Vice President & Chief Information Officer
Gary A. Poliner	Senior Vice President & Chief Financial Officer
Marcia Rimai	Senior Vice President (Business Integration Services)
Charles D. Robinson	Senior Vice President (IPS Strategy)
John E. Schlifske	Senior Vice President (Investment Products & Services and Affiliates)
Leonard F. Stecklein	Senior Vice President (IPS)
Robert J. Berdan	Vice President, General Counsel & Secretary
Michael G. Carter	Vice President (Field Compensation & Planning)
Steven T. Catlett	Vice President (Corporate Services)
Eric P. Christophersen	Vice President (Compliance/Best Practices)
David D. Clark	Vice President (Real Estate)
Gloster B. Current	Vice President (Policyowner Services)
John M. Grogan John C. Kelly John L. Kordsmeier	Vice President (Disability Income) Vice President & Controller Vice President (New Business)
Susan A. Lueger	Vice President (Human Resources)
Jeffrey J. Lueken	Vice President (Securities)
Raymond J. Manista	Vice President (Corporate Planning)
David W. Simbro	Vice President (Long Term Care)
Brenda F. Skelton	Vice President (Communications)
Calvin R. Schmidt	Vice President (Investment Product Operations)
J. Edward Tippetts	Vice President (Wealth Management)
Donald G. Tyler	Vice President (IPS Products & Sales)
Martha M. Valerio	Vice President (Technology Research & Web Resources)
Michael L. Youngman	Vice President (Government Relations)

OTHER OFFICERS – As of December 1, 2005

Name	Title
John Abbott	Director-Field Benefit Consultants
Carl Amick	VP-Risk Management Operations
Jason Anderson	Assistant Director Tax
Mark Backe	Asst. General Counsel & Asst. Secretary
Rebekah Barsch	Vice President Investment Product Lines
Blaise Beaulier	Director of Project Portfolio Management
Beth M. Berger	Asst. General Counsel & Asst. Secretary
Frederick W. Bessette	Asst. General Counsel & Asst. Secretary
Maryann Bialo	Asst. Director DI Benefit
Carrie Bleck	Director Policyowner Services
Melissa Bleidorn	Asst. General Counsel & Asst. Secretary
Sandra Botcher	Asst. General Counsel & Asst. Secretary
Anne Brower	Asst. General Counsel & Asst. Secretary
Michael S. Bula	Asst. General Counsel & Asst. Secretary
Gwen Canady	Director Corporate Reporting
Kurt Carbon	Director Life Lay Standards
Susan A. Cerbins	Asst. General Counsel & Asst. Secretary
Walt Chossek	Director-Finance
Tom Christianson	Director Advanced Business Services
Barbara Courtney	Director Mutual Fund Accounting
Dennis Darland	Asst. Director DI Benefit
Mark Diestelmeier	Asst. General Counsel & Asst. Secretary
Dave Dorshorst	Director Field Services and Support
John E. Dunn	Asst. General Counsel & Asst. Secretary
James R. Eben	Asst. General Counsel & Asst. Secretary
Cheryl Flanders	Compliance & QA Consultant
Carol Flemma	Director-IPS Bus Development/Comm
Don Forecki	Director Investment Operations
James C. Frasher	Asst. General Counsel & Asst. Secretary
John Garofani	Asst. General Counsel & Asst. Secretary
Sheila Gavin	Asst. General Counsel & Asst. Secretary
Don Gehrke	Director-Inv Client Services
Tim Gerend	Asst. General Counsel & Asst. Secretary
Wally Givler	Vice President Investment Accounting
Kevin M. Gleason	Asst. General Counsel & Asst. Secretary
Bob Gleeson	Vice President & Medical Director
C. Claibourne Greene	Asst. General Counsel & Asst. Secretary
Tom Guay	Vice President Underwriting Standards
Greg Gurlik	Director Long Term Care Product Development
Wayne Heidenreich	Medical Director
Gary Hewitt	Vice President & Treasurer
Patricia Hillmann	Director-Annuity Customer Service
Mark W. Humphrey	Director-Architecture Construction Environmental Services
Sharon A. Hyde	Asst. Director Disability Benefit
Elizabeth Idleman	Asst. General Counsel & Asst. Secretary
Todd Jones	Asst. Director- IPS Finance
David B. Kennedy	Asst. General Counsel & Asst. Secretary
Mollie Kenny	Regulatory Consultant
Don Kiefer	Vice President Actuary
James Koelbl	Asst. General Counsel & Asst. Secretary

Abim Kolawole	Asst. General Counsel & Asst. Secretary
Robert Kowalsky	Vice President & Chief Architect
Carol L. Kracht	Vice President, Deputy General Counsel & Investment Counsel
Pat Krueger	Director Annuity Customer Service
Todd Kuzminski	Director Investment Accounting
Donna Lemanczyk	Director-Investment Closing
Elizabeth Lentini	Asst. General Counsel & Asst. Secretary
Sally J. Lewis	Asst. General Counsel & Asst. Secretary
James Lodermeier	Senior Actuary
George R. Loxton	Asst. General Counsel & Asst. Secretary
Cindy Lubbert	Asst. Director-DI Underwriting
Dean Mabie	Asst. General Counsel & Asst. Secretary
Jon Magalska	Actuary
Steve Mannebach	Director Field Management Development
Anthony C. Marino	Asst. General Counsel & Asst. Secretary
Jeff Marks	Director Special Projects
Steve Martinie	Asst. General Counsel & Asst. Secretary
Ted Matchulat	Director Product Compliance
Allan McDonnell	Director-Order Entry Desk/Retail Svc
James L. McFarland	Asst. General Counsel & Asst. Secretary
Patrick McKeown	Investment Research Consultant
Larry S. Meihsner	Asst. General Counsel & Asst. Secretary
Bob Meilander	Vice President Corporate Actuary
Christopher Menting	Asst. General Counsel & Asst. Secretary
Richard E. Meyers	Asst. General Counsel & Asst. Secretary
Joanne Migliaccio	Director Field Services and Support
Michael Mihm	Asst. Director-IPS Field Consulting
Lynn Milewski	Director Annuity New Business
Daniel Moakley	Asst. General Counsel & Asst. Secretary
Jill Mocarski	Medical Director
Karen Molloy	Director Banking & Cash Management
Diane Moro-Goane	Director Marketing Materials Review
Scott J. Morris	Asst. General Counsel & Asst. Secretary
Jennifer W. Murphy	Asst. General Counsel & Asst. Secretary
Tim Nelson	Director Market Conduct
David K. Nelson	Asst. General Counsel & Asst. Secretary
Mary S. Nelson	Asst. General Counsel & Asst. Secretary
Jeffrey Niehaus	Director-Business Retirement Markets
Kathy Oman	Director-IPS Projects and Planning
Timothy Otto	Asst. General Counsel & Asst. Secretary
Art Panighetti	Vice President Tax
Randy M. Pavlick	Asst. General Counsel & Asst. Secretary
David W. Perez	Asst. General Counsel & Asst. Secretary
Judith L. Perkins	Asst. General Counsel & Asst. Secretary
Pete Peterson	Director Long Term Care Administration
William C. Pickering	Asst. General Counsel & Asst. Secretary
Nora M. Platt	Asst. General Counsel & Asst. Secretary
Harvey W. Pogoriler	Asst. General Counsel & Asst. Secretary
Randy Powell	Medical Director
Dave Remstad	Vice President Specialty Markets
Tom Richards	Vice President Agency Development
Dan Riedl	President NMIS
Kathleen M. Rivera	Vice President and Deputy General Counsel

Bethany Rodenhuis	Vice President Audit
Tammy Roou	Asst. General Counsel & Asst. Secretary
Matt Sauer	Director-IPS Compensation
Linda Schaefer	Director-Special Investigative Unit
Thomas F. Scheer	Asst. General Counsel & Asst. Secretary
Jane Ann Schiltz	Vice President Business Markets
Kathleen H. Schluter	Vice President & Tax Counsel
Sue Schmeidel	Director Field Development
Rodd Schneider	Asst. General Counsel & Asst. Secretary
Catherine L. Shaw	Asst. General Counsel & Asst. Secretary
Sherri Shickert	Director Policyowner Services
David Silber	Asst. General Counsel & Asst. Secretary
Stephen M. Silverman	Asst. General Counsel & Asst. Secretary
Mark W. Smith	Associate General Counsel & Asst. Secretary
Warren Smith	Assistant Director-Architecture
Diane Smith	Assistant Director Policyowner Services
Richard Snyder	Director-Mutual Fund Prod
Steve Sperka	Director DI Benefits
Karen Stevens	Asst. General Counsel & Asst. Secretary
Steve Stone	Director IS Finance
Brenda J. Stugelmeyer	Asst. General Counsel & Asst. Secretary
Cheryl Svehlek	Director-Administration
Rachel Taknint	Vice President, Department Planning and Operations & Associate General Counsel
Paul Tews	Director Investment Planning
Kellen Thiel	Director-Managed Products
Derek Tyus	Director of Strategic Analysis & Planning
Mary Beth Van Groll	Vice President Information Systems
Natalie Versnik	Director Policyowner Services
Andy Ware	Vice President Actuary
Joel Weiner	Medical Director
Catherine A. Wilbert	Asst. General Counsel & Asst. Secretary
Don Wilkinson	Vice President Agency Administration
Jeff Williams	Director Compliance Risk Management
Brian Wilson	Director-IPS National Sales
John Wilson	Director Long Term Care Sales Support
Robert Wright	Director-Affinity Funds
Catherine M. Young	Asst. General Counsel & Asst. Secretary
Terry R. Young	Asst. General Counsel & Asst. Secretary
Rick Zehner	Vice President Life Products
Patti Zimmermann	Director Investment Technology & Development
Philip Zwieg	Vice President Information Systems

The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 28.	Persons Controlled By or Under Common Control with the Depositor or Registrant

The subsidiaries of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as of February 28, 2006 are set forth on pages C-10 through C-12. In addition to the subsidiaries set forth on pages C-10 through C-12, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:

1.	NML Variable Annuity Account A

2.	NML Variable Annuity Account B

3.	NML Variable Annuity Account C

4.	Northwestern Mutual Variable Life Account

5.	Northwestern Mutual Variable Life Account II

Northwestern Mutual Series Fund, Inc. and Russell Investment Funds (the “Funds”), shown below as subsidiaries of Northwestern Mutual, are investment companies, registered under the Investment Company Act of 1940, offering their shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the accounts, or in the same proportions as the shares which are so voted.

NORTHWESTERN MUTUAL CORPORATE STRUCTURE1

(as of February 28, 2006)

Name of Subsidiary	Jurisdiction of Incorporation
Alexandra International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Amber, LLC – 100% ownership	Delaware
Baraboo, Inc. – 100% ownership	Delaware
Bayridge, LLC – 100% ownership	Delaware
Bradford, Inc. – 100% ownership	Delaware
Brendan International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Brian International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Burgundy, LLC – 100% ownership	Delaware
Carlisle Ventures, Inc. – 100% ownership	Delaware
Cass Corporation – 100% ownership	Delaware
Chateau, Inc. – 100% ownership of Common & Class B Preferred Stock	Delaware
Chateau, LLC – 100% ownership	Delaware
Chateau I, LP – 100% ownership	Delaware
Coral, Inc. – 100% ownership	Delaware
Diversey, Inc. – 100% ownership	Delaware
Elderwood International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Elizabeth International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Frank Russell Company – 90.86% ownership	Washington
Frank Russell Investment Management Company – 90.86% ownership	Washington
Green Room Properties, LLC – 100% ownership	Delaware
Hazel, Inc. – 100% ownership	Delaware
Health Invest, LLC – 100% ownership	Delaware
Higgins, Inc. – 100% ownership	Delaware
Highbrook International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Hobby, Inc. – 100% ownership	Delaware
INV Corp. – 100% ownership	Delaware
Justin International FSC, Inc. – 100% ownership	U.S. Virgin Islands
Jersey Par, LLC – 100% ownership	Delaware
JYD Assets, LLC – 100% ownership	Delaware
KerryAnne International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Klode, Inc. – 100% ownership	Delaware
Kristiana International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Lake Bluff, Inc. – 100% ownership	Delaware
Larkin, Inc. – 100% ownership	Delaware
Logan, Inc. – 100% ownership	Delaware

Lydell, Inc. – 100% ownership	Delaware
Mallon International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Maroon, Inc. – 100% ownership	Delaware
Mason & Marshall, Inc. – 100% ownership	Delaware
Mason Street Advisors, LLC – 100% ownership	Delaware
Mason Street Funds, Inc. – 70%[2] ownership	Maryland
Mitchell, Inc. – 100% ownership	Delaware
NM Albuquerque Inc. – 100% ownership	New Mexico
NM Regal, LLC – 100% ownership	Delaware
NM-Exchange, LLC – 100% ownership	Delaware
NM Harrisburg, Inc. – 100% ownership	Pennsylvania
NM Imperial, LLC – 100% ownership	Delaware
NM Majestic Holdings, LLC – 100% ownership	Delaware
NMIS Alabama Agency, LLC – 100% ownership	Alabama
NMIS Massachusetts Insurance Agency, LLC – 100% ownership	Massachusetts
NMIS Georgia Agency, LLC – 100% ownership	Georgia
NML Buffalo Agency, Inc. – 100% ownership	New York
NML-CBO, LLC – 100% ownership	Delaware
NML Development Corporation – 100% ownership	Delaware
NML/Mid-Atlantic, Inc. – 100% ownership	New Jersey
NML Real Estate Holdings, LLC – 100% ownership	Wisconsin
NML Securities Holdings, LLC – 100% ownership	Wisconsin
NML/Tallahassee, Inc. – 100% ownership	Florida
NVOP, Inc. – 100% ownership	Delaware
NVOP, LLC – 75% ownership	Delaware
NVOP Fairfax Ridge – 75% ownership	Delaware
NW Pipeline, Inc. – 100% ownership	Texas
Network Planning Advisors, L.L.C. – 100% ownership	Wisconsin
New Arcade, LLC – 100% ownership	Wisconsin
Nicolet, Inc. – 100% ownership	Delaware
North Van Buren, Inc. – 100% ownership	Delaware
Northwestern Ellis Company – 100% ownership	Nova Scotia
Northwestern Foreign Holdings B.V. – 100% ownership	Netherlands
Northwestern International Holdings, Inc. – 100% ownership	Delaware
Northwestern Investment Management Company, LLC – 100% ownership	Delaware
Northwestern Long Term Care Insurance Company – 100% ownership	Illinois
Northwestern Mutual Investment Services, LLC – 100% ownership	Wisconsin
Northwestern Mutual Las Vegas, Inc. – 100% ownership	Nevada
Northwestern Mutual Life International, Inc. – 100% ownership	Delaware
Northwestern Mutual Series Fund, Inc. – 100%[3] ownership	Maryland
Northwestern Mutual Wealth Management Company – 100% ownership	Federal Savings Bank (subject to jurisdiction of the Office of Thrift Supervision)
Northwestern Real Estate Partnership Holdings, LLC – 100% ownership	Delaware
Northwestern Reinsurance Holdings N.V. – 100% ownership	Netherlands
Northwestern Securities Holdings, LLC – 100% ownership	Delaware
Northwestern Securities Partnership Holdings, LLC – 100% ownership	Delaware
Olive, Inc. – 100% ownership	Delaware
Painted Rock Development Company – 100% ownership	Arizona
Park Forest Northeast, Inc. – 100% ownership	Delaware
RE Corporation – 100% ownership	Delaware
Regina International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Rocket Sports, Inc. – 100% ownership	Texas
Russell Investment Funds – 90.86% ownership	Massachusetts

Russet, Inc. – 100% ownership	Delaware
Scotty, LLC – 100% ownership	Delaware
Sean International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Solar Resources, Inc. – 100% ownership	Wisconsin
St. James Apartments, LLC – 100% ownership	Delaware
Stadium and Arena Management, Inc. – 100% ownership	Delaware
Summit Mall, LLC – 100% ownership	Delaware
Travers International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Tupelo, Inc. – 100% ownership	Delaware
Walden OC, LLC – 100% ownership	Delaware
White Oaks, Inc. – 100% ownership	Delaware

(1)	Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2005, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented. Excluded is the entire corporate structure under Frank Russell Company.

(2)	Aggressive Growth Stock, Asset Allocation, Growth Stock, High Yield Bond, Index 400 Stock, Index 500 Stock, International Equity, Large Cap Core Stock, Municipal Bond, Select Bond, Small Cap Growth Stock.

(3)	Aggressive Growth Stock, Alliance Bernstein Mid Cap Value, Asset Allocation, Balanced, Capital Guardian Domestic Equity, Franklin Templeton International Equity, Growth Stock, High Yield Bond, Index 400 Stock, Index 500 Stock, International Growth Stock, Janus Capital Appreciation, Large Cap Core Stock, Money Market, Select Bond, Small Cap Growth Stock, T. Rowe Price Small Cap Value, T. Rowe Price Equity Income.

Item 29.	Indemnification

That portion of the By-laws of Northwestern Mutual relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as an exhibit to the registration statement for Northwestern Mutual Variable Life Account on July 15, 1998.

Reference is made to the indemnification provisions contained in Article VII of the By-laws of the Depositor, The Northwestern Mutual Life Insurance Company, filed a Exhibit A(6)(b) to the Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriters

(a) Northwestern Mutual Investment Services, LLC (“NMIS”), is the principal underwriter currently distributing securities of the Registrant. NMIS is the principal underwriter for NML Variable Annuity Account B and the Northwestern Mutual Variable Life Account and all other separate accounts registered under the Investment Company Act of 1940 as unit investment trusts for which Northwestern Mutual serves as the Depositor.

(b) As of April 10, 2006, the directors and officers of NMIS are as follows:

Name	Position
Jason T. Anderson	Assistant Treasurer
Mark J. Backe	Secretary
Rebekah B. Barsch	Vice President, Investment Product Lines
William H. Beckley	Director
Mark S. Bishop	Director, Field Supervision
Michael G. Carter	Vice President, Field Services and Support
Walter J. Chossek	Treasurer
Eric P. Christophersen	Vice President, Comliance/Best Practices
Gloster B. Current	Vice President, Variable Life Servicing
David J. Dorshorst	Director, Compensation
Michael S. Ertz	Director, Recruiting and Retention
Christina H. Fiasca	Director
Dennis J. Fitzpatrick	Director, Supervision of Todd Business
Carol J. Flemma	Director, Business Development

Stephen J. Frankl	Vice President, Field Training and Development
Don P. Gehrke	Director, Retail Investment Operations
Mark J. Gmach	Regional Vice President, Field Supervision
David P. Harley	Assistant Director of Compliance
Laila V. Hick	Assistant Director, NMIS Policy Standards Development
Karla D. Hill	Director, Human Resources
Patricia J. Hillman	Director, Annuity Operations
Diane B. Horn	Director, BD Operations Compliance; Policy, Procedures & Communications, Anti-Money Laundering Compliance Officer
Robert J. Johnson	Director, Compliance Oversight; Chief Compliance Officer of NMIS Registered Investment Advisor
Martha M. Kendler	Director, Annuity Product Line
John L. Kordsmeier	Vice President, Variable Life Sales
Gregory S. Leslie	Compliance Registered Options Principal (CROP)
Jean M. Maier	Director; Senior Vice President, Insurance Operations
Meridee J. Maynard	Senior Vice President, Life Product
Mac McAuliffe	Regional Vice President
Allan J. McDonell	Director, Retail Investment Services; Senior Registered Options Principal (SROP)
Jeffrey L. Michaelson	Assistant Director, Mutual Funds
Joanne M. Migliaccio	Director, Contract, License and Registration
Lynn A. Milewski	Director, Annuity Operations
Jay W. Miller	Vice President, Advanced Planning
Diana L. Moro-Goane	Director, Marketing Materials Review
Jennifer Murphy	Assistant Secretary
Timothy Nelson	Director, Market Conduct
Jeffrey J. Niehaus	Director, Business Retirement Markets
Jennifer O’Leary	Assistant Treasurer
Daniel J. O’Meara	Regional Vice President, Field Supervision
Michael J. Patkunas	Regional Vice President
Chris E. Peterson	Regional Vice President
Georganne K. Prom	New Business Compliance Coordinator
Michael A. Reis	Assistant Treasurer
Daniel A. Riedl	Senior Vice President and Chief Operating Officer
Charles D. Robinson	Senior Vice President, IPS Strategy
Robin E. Rogers	Assistant Director, License & Registration
John E. Schlifske	Director; President and CEO
Calvin R. Schmidt	Vice President, Investment Product Operations & Systems
Richard P. Snyder	Director, Mutual Funds
William H. Taylor	Director, Financial Security Planning
Kellen A. Thiel	Director, Managed Products
VACANT	Vice President, Field Development
Donald G. Tyler	Vice President, Investment Products and Sales
Thomas A. Waisnor	Regional Vice President
Alan M. Werth	Third Party Sales Consultant
Anne C. Wills	Director, Variable Product Compliance
Donald R. Wilkinson	Vice President, Field Management
Jeffrey B. Williams	Vice President, Compliance Risk Management & Chief Compliance Officer of NMIS Broker-Dealer, Executive Representative
Brian D. Wilson	National Sales Director
Robert J. Wright	Director, Russell Distribution and Planning

The address for each director and officer of NMIS is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(c) NMIS, the principal underwriter, received $81,916,793 of commissions and other compensation, directly or indirectly, from Registrant during the last fiscal year.

Item 31.	Location of Accounts and Records

All accounts, books or other documents required to be maintained in connection with the Registrant’s operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 32.	Management Services

There are no management-related service contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.

Item 33.	Fee Representation

The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the variable life insurance policies which are the subject of this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Variable Life Account, has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on the 27th day of April, 2006.

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT (Registrant)

		By	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ ROBERT J. BERDAN	By:	/s/ EDWARD J. ZORE
	Robert J. Berdan, Vice President,		Edward J. Zore, President
	General Counsel and Secretary		and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the 27th day of April, 2006.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ ROBERT J. BERDAN	By:	/s/ EDWARD J. ZORE
	Robert J. Berdan, Vice President,		Edward J. Zore, President
	General Counsel and Secretary		and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated:

Signature	Title

/s/ EDWARD J. ZORE Edward J. Zore	Trustee, President and Chief Executive Officer; Principal Executive Officer

/s/ GARY A. POLINER Gary A. Poliner	Senior Vice President and Chief Financial Officer; Principal Financial Officer

/s/ JOHN C. KELLY John C. Kelly	Vice President and Controller; Principal Accounting Officer

/s/ J. THOMAS LEWIS* J. Thomas Lewis	Trustee

/s/ STEPHEN F. KELLER* Stephen F. Keller	Trustee

/s/ J. E. GALLEGOS* J. E. Gallegos	Trustee

/s/ KATHRYN D. WRISTON* Kathryn D. Wriston	Trustee

/s/ BARRY L. WILLIAMS* Barry L. Williams	Trustee

/s/ DANIEL F. MCKEITHAN, JR.* Daniel F. McKeithan, Jr.	Trustee

/s/ JAMES D. ERICSON* James D. Ericson	Trustee

/s/ EDWARD E. BARR* Edward E. Barr	Trustee

/s/ ROBERT C. BUCHANAN* Robert C. Buchanan	Trustee

/s/ H. MASON SIZEMORE, JR.* H. Mason Sizemore, Jr.	Trustee

/s/ JOHN J. STOLLENWERK* John J. Stollenwerk	Trustee

/s/ GEORGE A. DICKERMAN* George A. Dickerman	Trustee

/s/ JOHN E. STEURI* John E. Steuri	Trustee

/s/ BARBARA A. KING* Barbara A. King	Trustee

/s/ PETER M. SOMMERHAUSER* Peter M. Sommerhauser	Trustee

/s/ JAMES P. HACKETT* James P. Hackett	Trustee

/s/ JOHN M. BREMER* John M. Bremer	Trustee

/s/ PETER W. BRUCE* Peter W. Bruce	Trustee

/s/ DAVID A. ERNE David A. Erne	Trustee

/s/ MARGERY KRAUS* Margery Kraus	Trustee

/s/ CONNIE K. DUCKWORTH* Connie K. Duckworth	Trustee

/s/ ULICE PAYNE, JR.* Ulice Payne, Jr.	Trustee

/s/ DAVID J. DRURY* David J. Drury	Trustee

/s/ HANS HELMEICH* Hans Helmerich	Trustee

*By:	/s/ EDWARD J. ZORE
Edward J. Zore, Attorney in fact, pursuant to the Power of Attorney filed with Post-Effective Amendment No. 31 on March 24, 2006

Each of the signatures is affixed as of April 27, 2006

EXHIBIT INDEX

EXHIBITS FILED WITH FORM N-6

POST-EFFECTIVE AMENDMENT NO. 32 TO

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

FOR

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

Exhibit	Description

(k)	Opinion and Consent of Robert J. Berdan, Esq. dated April 25, 2006	Filed herewith

(n)	Consent of PricewaterhouseCoopers LLP dated April 27, 2006	Filed herewith

(q)	Memorandum describing Issuance, Transfer and Redemption Procedures for Variable Life Insurance Contracts Pursuant to Rule 6e-2(b)(12)(ii) and Method of Computing the Adjustment in Payments and Cash Values for Conversions Pursuant to Rule 6e-2(b)(13)(v)(B)	Filed herewith